QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
KENEXA CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

650 EAST SWEDESFORD ROAD, 2ND FLOOR
WAYNE, PENNSYLVANIA 19087

April 13, 2006

To our Shareholders:

        You are cordially invited to attend the 2006 Annual Meeting of Shareholders of Kenexa Corporation. Our Annual Meeting will be held on Wednesday, May 17, 2006, at 8:00 a.m. (local time), at The Cornhusker, a Marriott Hotel, 333 South 13th Street, Lincoln, Nebraska.

        We describe in detail the actions we expect to take at our Annual Meeting in the attached Notice of 2006 Annual Meeting of Shareholders and proxy statement. Included with this proxy statement is a copy of our Annual Report for our year ended December 31, 2006. We encourage you to read our Annual Report. It includes information on our operations, products and services, as well as our audited financial statements.

        Please use this opportunity to take part in our corporate affairs by voting on the business to come before this meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope or vote electronically via the Internet or telephone. See "How Do I Vote?" in the proxy statement for more details. Returning the proxy or voting electronically does NOT deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.

        We look forward to seeing you at the Annual Meeting.

Sincerely,

Nooruddin (Rudy) S. Karsan Chairman and Chief Executive Officer

650 EAST SWEDESFORD ROAD, 2ND FLOOR
WAYNE, PENNSYLVANIA 19087

NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	8:00 a.m. (local time) on Wednesday, May 17, 2006
PLACE	Kenexa Corporation The Cornhusker, a Marriott Hotel 333 South 13th Street Lincoln, Nebraska 68508
ITEMS OF BUSINESS	(1)	To elect two Class I directors to serve for the ensuing three years.
	(2)	To adopt the Kenexa Corporation 2006 Employee Stock Purchase Plan.
	(3)	To ratify the selection of BDO Seidman, LLP as our independent registered public accounting firm for 2006.
	(4)	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.
RECORD DATE	In order to vote, you must have been a shareholder at the close of business on April 6, 2006.
PROXY VOTING
It is important that your shares be represented and voted at the annual meeting. You can vote your shares by completing and returning the proxy card or voter instruction card sent to you. You also have the option of voting your shares on the Internet or by telephone. Voting instructions are printed on your proxy card and included in the accompanying proxy statement. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

By order of the Board of Directors

Elliot H. Clark Chief Operating Officer and Secretary

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON
MAY 17, 2006

        We are providing these proxy materials in connection with our 2006 Annual Meeting of Shareholders. This proxy statement, the accompanying proxy card or voting instruction card and our 2006 Annual Report were first mailed to our shareholders on or about April 13, 2006. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

ABOUT THE ANNUAL MEETING

Who is soliciting my vote?

        Our board of directors is soliciting your vote at the 2006 Annual Meeting of Shareholders.

What is the purpose of the Annual Meeting?

        You will be voting on:

  •
  Election of the two Class I directors;

  •
  Adoption of our 2006 Employee Stock Purchase Plan;

  •
  Ratification of the selection of BDO Seidman, LLP as our independent registered public accounting firm for 2006; and

  •
  Any other business that may properly come before the meeting.

What are the Board of Directors' recommendations?

        Our board of directors recommends a vote:

  •
  for the election of two Class I directors;

  •
  for the adoption of our 2006 Employee Stock Purchase Plan;

  •
  for the ratification of the selection of BDO Seidman, LLP as our independent registered public accounting firm for 2006; and

  •
  for or against other matters that come before the Annual Meeting, as the proxy holders deem advisable.

Who is entitled to vote at the Annual Meeting?

        Our board of directors set April 6, 2006, as the record date for the Annual Meeting (the "record date"). All shareholders who owned our common stock at the close of business on April 6, 2006, may attend and vote at the Annual Meeting.

How many votes do I have?

        You will have one vote for each share of our common stock you owned at the close of business on the record date, provided those shares are either held directly in your name as the shareholder of record or were held for you as the beneficial owner through a broker, bank or other nominee.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

        Most of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

        Shareholder of Record.    If your shares are registered directly in your name with our transfer agent, StockTrans, Inc., you are considered the shareholder of record with respect to those shares, and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

        Beneficial Owner.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by your broker, bank or nominee who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting.

How many votes can be cast by all shareholders?

        Each share of our common stock is entitled to one vote. There is no cumulative voting. We had 20,203,6776 shares of common stock outstanding and entitled to vote on the record date.

How many votes must be present to hold the Annual Meeting?

        A majority of the outstanding shares of our common stock as of the record date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a "quorum." Shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or a proxy card has been properly submitted by you or on your behalf. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

How many votes are required to elect directors and adopt the other proposals?

        Directors are elected by a plurality of the votes cast. This means that the two individuals nominated for election to our board of directors who receive the most "FOR" votes (among votes properly cast in person or by proxy) will be elected. Nominees do not need to receive a majority of the votes cast to be elected. If you withhold authority to vote with respect to the election of some or all of the nominees, your shares will not be voted with respect to those nominees indicated. Your shares will be counted for purposes of determining whether there is a quorum, but it will have no effect on the election of those nominees.

        The adoption of our 2006 Employee Stock Purchase Plan requires the affirmative vote of a majority of the votes cast. If you abstain from voting on any of these matters, your shares will be counted as present and entitled to vote on that matter for purposes of establishing a quorum, but will not be counted for proposes of determining the number of votes cast.

        The ratification of the selection of BDO Seidman, LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast. If you abstain from voting on any of these matters, your shares will be counted as present and entitled to vote on that matter for purposes of establishing a quorum, but will not be counted for proposes of determining the number of votes cast.

What if I don't vote for some of the items listed on my proxy card or voting instruction card?

        If you return your signed proxy card or voting instruction card in the enclosed envelope but do not mark selections, it will be voted in accordance with the recommendations of our board of directors. If you indicate a choice with respect to any matter to be acted upon on your proxy card or voting instruction card, the shares will be voted in accordance with your instructions.

        If you are a beneficial owner and hold your shares in street name through a broker and do not return the voting instruction card, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters, such as the uncontested election of directors and the ratification of the selection of accounting firms, but do not have discretion to vote on non-routine matters.

        If you do not provide voting instructions to your broker and the broker has indicated on the proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered "broker non-votes" with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum but generally will not be considered as entitled to vote with respect to that proposal. Broker non-votes are not counted in the tabulation of the voting results with respect to the election of directors or for purposes of determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires a majority of the votes cast. With respect to a proposal that requires a majority of the outstanding shares (of which there are none for this Annual Meeting), a broker non-vote has the same effect as a vote against the proposal.

Can I change or revoke my vote after I return my proxy card or voting instruction card?

        Yes.  Even if you sign the proxy card or voting instruction card in the form accompanying this proxy statement, vote by telephone or vote on the Internet, you retain the power to revoke your proxy or change your vote. You can revoke your proxy or change your vote at any time before it is exercised by giving written notice to our Secretary, specifying such revocation. You may change your vote by timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or on the Internet or by voting by ballot at the Annual Meeting.

Who can attend the Annual Meeting?

        All shareholders as of the record date, or their duly appointed proxies, may attend. Each shareholder may also bring one guest to the meeting if there is space available. Only our shareholders of record will be entitled to speak at the Annual Meeting.

What do I need to attend the Annual Meeting and when should I arrive?

        In order to be admitted to the Annual Meeting, a shareholder must present an admission ticket or proof of ownership of our common stock on the record date. Any holder of a proxy from a shareholder must present the proxy card, properly executed, and an admission ticket to be admitted. Shareholders and proxyholders must also present a form of photo identification such as a driver's license.

        An admission ticket is on the back cover page of your proxy statement. If you plan to attend the Annual Meeting, please keep this ticket and bring it with you to the Annual Meeting. If you receive this proxy statement electronically, you can obtain a ticket in advance of the Annual Meeting by printing the final page of this proxy statement. If a shareholder does not bring an admission ticket, proof of ownership of Kenexa stock on the record date will be needed to be admitted. If your shares are held in the name of a bank, broker or other holder of record, a brokerage statement or letter from a bank or broker is an example of proof of ownership.

        Admission to the Annual Meeting will begin at 7:30 a.m. Seating will be limited. In order to ensure that you are seated by the commencement of the Annual Meeting at 8:00 a.m., we recommend you arrive early.

        The Annual Meeting will be held at The Cornhusker, a Marriott Hotel, 333 South 13th Street, Lincoln, Nebraska. When you arrive, signs will direct you to the appropriate meeting room. Please note that due to security reasons, all bags will be subject to search. We will be unable to admit anyone who does not comply with these security procedures. Cameras and other recording devices will not be permitted in the meeting room.

Who pays for the proxy solicitation and how will Kenexa solicit votes?

        We will bear the expense of printing and mailing proxy materials. In addition to this solicitation of proxies by mail, our directors, officers and other employees may solicit proxies by personal interview, telephone, facsimile or email. They will not be paid any additional compensation for such solicitation. We will request brokers and nominees who hold shares of our common stock in their names to furnish proxy materials to beneficial owners of the shares. We will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

How can I access Kenexa's proxy materials and annual report electronically?

        The proxy statement and our 2006 Annual Report are available on our website at http://www.kenexa.com/invest_sec_filing.htm.

Is a list of shareholders available?

        The names of shareholders of record entitled to vote at the Annual Meeting will be available to shareholders at the Annual Meeting.

How do I find out the voting results?

        Preliminary voting results will be announced at the Annual Meeting, and final voting results will be published in our Quarterly Report on Form 10-Q for the quarter ending June 30, 2006, which we will file with the SEC. After the Form 10-Q is filed, you may obtain a copy by visiting our website, by contacting our Investor Relations department by calling (866) 888-8121, by writing to Investor Relations, Kenexa Corporation, 650 East Swedesford Road, Wayne, PA 19087 or by sending an email to InvestorRelations@kenexa.com.

What if I have questions about lost stock certificates or I need to change my mailing address?

        Shareholders may contact our transfer agent, StockTrans, Inc., by calling 1-800-733-1121 or writing to StockTrans, Inc., Investor Services, 44 West Lancaster Avenue, Ardmore, PA 19003, or visit their website at www.stocktrans.com to get more information about these matters.

What is the address of Kenexa's principal executive offices?

        Our principal executive offices are located at 650 East Swedesford Road, 2nd Floor, Wayne, Pennsylvania, 19087.

HOW DO I VOTE?

        Your vote is important.    You may vote by telephone, on the Internet, by mail or by attending the Annual Meeting and voting by ballot, all as described below. The Internet and telephone voting procedures are designed to authenticate shareholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card. Telephone and Internet voting facilities are available now, will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time, on May 16, 2006.

Vote by Telephone

        You can vote by calling the toll-free telephone number on your proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

Vote on the Internet

        You also can choose to vote on the Internet by following the instructions on your proxy card. As with telephone voting, you can confirm that your instructions have been properly recorded. If you vote on the Internet, please note that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies for which you will be responsible.

Vote by Mail

        If you choose to vote by mail, simply mark your proxy card or voting instruction card, date and sign it, and return it to StockTrans, Inc. in the postage-paid envelope provided. If the envelope is missing, please mail your completed proxy card or voting instruction card to Kenexa Corporation, c/o StockTrans, Inc., Investor Services, 44 West Lancaster Avenue, Ardmore, Pennsylvania 19003.

Voting at the Annual Meeting

        The method or timing of your vote will not limit your right to vote at the Annual Meeting if you attend the meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record.

        The shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. If you sign and return your proxy card or voting instruction card but do not give voting instructions, the shares represented by that proxy card or voting instruction card will be voted as recommended by our board of directors.

BOARD OF DIRECTORS

        Our board of directors is divided into three classes, with staggered three-year terms. Currently, our board of directors has eight members. Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be cast for Troy A. Kanter and Renee B. Booth. If, for any reason, at the time of election, any of the nominees named should decline or be unable to accept his or her nomination or election, it is intended that such proxy will be voted for a substituted nominee, who would be recommended by our board of directors. Our board of directors, however, has no reason to believe that any of the nominees will be unable to serve as a director.

        The following biographical information is furnished as to each nominee for election as a director and each of the current directors:

Nominees for Election to the Board of Directors for a Three-Year Term Expiring at the 2009 Annual Meeting

        Troy A. Kanter, 38, joined us in 1997 and has served as our President, Human Capital Management since 2003. From 1997 to 2003, Mr. Kanter served as our Executive Vice President—Sales and Business Development. From 1997 to 1999, he managed our HCM Consulting, Retention Services operations. From 1995 to 1997, Mr. Kanter was the president of Human Resources Innovations, Inc., a company he co-founded that provided employee survey research and consulting and which we acquired in 1997. From 1990 to 1994, Mr. Kanter was employed by The Gallup Organization, a provider of research, survey and HCM services, most recently serving as its vice president of client services. Mr. Kanter received a B.A. in Corporate Communications from Doane College.

        Renee B. Booth, 57, has served since 1999 as the President of Leadership Solutions, Inc., a boutique human resources consulting firm specializing in leadership assessments selection, development and motivation. Ms. Booth received a B.A. in Psychology from the University of Maryland and a M.S. and Ph.D. in Industrial/Organizational Psychology from Pennsylvannia State University.

Members of the Board of Directors Continuing in Office for a Term Expiring at the 2007 Annual Meeting

        Elliot H. Clark, 44, joined us in 1991 and has served as a member of our board of directors and our Secretary and Treasurer since 1997 and as our Chief Operating Officer since 1999. From 1992 to 1999, Mr. Clark served as general manager of our talent acquisition division. Prior to his employment with us, Mr. Clark served as a sales manager for a regional HR recruiting and consulting firm. Mr. Clark received a B.S. in Economics from the Wharton School of Finance and Commerce of the University of Pennsylvania with a major in human resources. Mr. Clark's legal name is Eliot H. Chack, but he uses for business purposes and is known in the industry as Elliot H. Clark.

        Joseph A. Konen, 58, has been a member of our board of directors since 2000. Mr. Konen, who is now retired, has held a number of executive positions, most recently serving from 1994 to 1999 as the president and chief operating officer of Ameritrade Holding Corporation, a provider of brokerage services. Mr. Konen received a B.A. in Economics and an M.B.A. in Finance and Management from Indiana University at Bloomington.

        Richard J. Pinola, 60, was elected to our board of directors in 2005. From 1992 to 2004, Mr. Pinola served as the chairman and chief executive officer of Right Management Consultants, a human resources consulting firm. From 1989 to 1991, Mr. Pinola served as the chief operating officer of Penn Mutual Life Insurance Company. Mr. Pinola also serves as a director of K-Tron International, Inc., a manufacturer of material handling equipment and systems, Bankrate, Inc., an Internet financial services provider, and Nobel Learning Communities, Inc., a for-profit provider of education and educational services. Mr. Pinola received a B.S. in Accounting from King's College.

Members of the Board of Directors Continuing in Office for a Term Expiring at the 2008 Annual Meeting

        Barry M. Abelson, 59, has been a member of our board of directors since 2000. Since 1992, Mr. Abelson has been a partner in the law firm of Pepper Hamilton LLP, which has provided legal services to us since 1997. Mr. Abelson received an A.B. in Sociology from Dartmouth College and a J.D. from the University of Pennsylvania Law School.

        Nooruddin (Rudy) S. Karsan, 48, co-founded our predecessor company in 1987 and has served as the Chairman of our board of directors since 1997 and as our Chief Executive Officer since 1991. Prior to that, Mr. Karsan headed Marketing Actuarial for the Mercantile & General Insurance Company in Toronto, Canada. Mr. Karsan received a B Math in Actuarial Science from the University of Waterloo. Mr. Karsan holds the designation of Fellow of the Society of Actuaries.

        John A. Nies, 37, has been a member of our board of directors since 2002. Mr. Nies has served as a principal of Sage River Partners, LLC, private equity investment firm, since January 2005. From 2002 to January 2005, Mr. Nies served as a principal of Maplegate Holdings, LLC, a private equity firm. From 2001 to 2002, Mr. Nies worked for Parthenon Capital, Inc., a private equity investment firm, most recently serving as managing director, operations, a position in which he was responsible for post-transaction performance of portfolio companies. From 1991 to 2001, Mr. Nies worked for The Parthenon Group, a management consulting firm. Mr. Nies received an A.B. in Economics from Dartmouth College and an M.B.A. from Harvard Business School.

Members of the Board of Directors Not Continuing in Office after the 2006 Annual Meeting

        Bill L. Erickson has served as the Vice Chairman of our board of directors since 1997. From 1997 to 2004, Mr. Erickson also served as our Executive Vice President. From 1995 to 1997, Mr. Erickson was chief executive officer of Human Resource Innovations, Inc., a provider of employee survey research and consulting services of which he co-founded and which we acquired in 1997. Prior to his tenure with Human Resources Innovations, Inc., Mr. Erickson was employed by The Gallup Organization, a provider of research, survey and HCM services, most recently serving as executive vice president of its management research division. Mr. Erickson received a B.A. in Psychology from the University of Nebraska at Lincoln.

        John C. Rutherford has served as a member of our board of directors since 1999. Mr. Rutherford is a founder and Managing Partner of Parthenon Capital, Inc., a private equity investment firm formed in 1998 and an affiliate of two of our shareholders, Parthenon Investors, L.P. and PCIP Investors. Mr. Rutherford is also a co-founder and former Chairman of The Parthenon Group, a strategic advisory consulting and investment firm. Prior to founding The Parthenon Group in 1991, Mr. Rutherford served as a Director of Bain & Company. He has over 25 years experience as a management consultant and private equity investor. Mr. Rutherford received a B.E. from the University of Canterbury, an M.S. in Computer Science from the University of Connecticut and an M.B.A. from Harvard Business School. Mr. Rutherford currently serves as a member of our board of directors as a representative, and is an affiliate, of Parthenon Investors, L.P. and PCIP Investors. See "Certain Relationships and Related Party Transactions."

Director Compensation

        We pay each member of our board of directors, other than those who are our employees or employees or partners of our affiliates, an annual retainer of $15,000 for service on our board of directors. The chair of each of our compensation committee and our nominating and corporate governance committee receives an additional annual fee of $2,500, while each other member of those committees receives an annual fee of $1,250 for each committee upon which the member serves. In addition, the chair of our audit committee receives an additional annual fee of $5,000 and each other member of our audit committee receives an additional annual fee of $2,500.

        Each person newly elected to our board of directors, other than those who are our employees or employees or partners of our affiliates, receives an option to purchase 10,000 shares of our common stock with an exercise price equal to the fair market value on the date of election. On the date of each annual meeting, we grant an option to purchase 2,000 shares of our common stock to each member of our board of directors, other than those who are our employees or employees or partners of our affiliates. Each of these options has an exercise price equal to the fair market value of our common stock on the date of grant and vest immediately upon grant. We also reimburse members of our board of directors for travel, lodging and other reasonable out-of-pocket expenses incurred in attending board and committee meetings.

STRUCTURE AND PRACTICES
OF THE BOARD OF DIRECTORS

Corporate Governance Policy

        We regularly monitor developments in the area of corporate governance and review our processes and procedures in light of such developments. In those efforts, we review federal laws affecting corporate governance, such as the Sarbanes-Oxley Act of 2002, as well as rules adopted by the SEC and The Nasdaq Stock Market. We believe that we have in place procedures and practices, including the following policies, which are designed to enhance our shareholders' interests.

Board Meetings

        Our business, property and affairs are managed under the direction of our board of directors. Members of our board of directors are kept informed of our business through discussions with our Chairman and Chief Executive Officer, Chief Financial Officer, Secretary and other officers and employees, by reviewing materials provided to them, by visiting our offices and by participating in meetings of our board of directors and its committees.

        Our board of directors met eight times during 2005: four of which were at regularly scheduled meetings and four of which were at special meetings. During 2005, the committees of our board of directors held a total of 12 meetings. Each director attended at least 75% of the total number of meetings of the board of directors and each committee of the board on which such director served.

Shareholder Communications with the Board of Directors

        Shareholders may initiate in writing any communication with our board of directors or any individual director by sending the correspondence to our General Counsel, c/o Kenexa Corporation, 650 East Swedesford Road, 2nd Floor, Wayne, Pennsylvania, 19087 or by sending an email to directors@kenexa.com. This centralized process will assist our board of directors in reviewing and responding to shareholder communications in an appropriate manner. All communications should not exceed 500 words in length and must be accompanied by the following information:

  •
  a statement of the type and amount of our securities that the person holds;

  •
  any special interest of the shareholders in the subject matter of the communication (i.e.—not in such person's capacity as one of our shareholders); and

  •
  the address, telephone number and e-mail address, if any, of the person submitting the communication.

        In addition, e-mails from shareholders to our board of directors cannot contain attachments. Any attachments contained in such e-mail messages will be automatically removed. If you wish to provide additional materials with your communications, please use regular mail, sent to the address shown above.

        All communications that comply with the above procedural requirements will be relayed to the appropriate board member. We will not forward any communications (i) regarding individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to our security holders or other constituencies generally; (ii) that advocate our engaging in illegal activities; (iii) that, under community standards, contain offensive, scurrilous or abusive content; or (iv) that have no rational relevance to our business or operations.

Board Attendance at the Annual Meeting

        Even though we encourage each member of our board of directors to attend our Annual Meeting of Shareholders, we do not have a formal policy requiring the members of our board of directors to attend.

Independence Determination

        Our board of directors has and will continue to observe all applicable criteria for independence established by The Nasdaq Stock Market and other governing laws and applicable regulations. No director is be deemed to be independent unless our board of directors determines that the director has no relationship which would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director. Our board of directors has determined that the following directors are independent as determined by The Nasdaq Stock Market listing standards and other applicable regulations: Barry M. Abelson, Joseph A. Konen, John A. Nies, Richard J. Pinola and John C. Rutherford.

Code of Business Conduct and Ethics.

        In 2005, we adopted a Code of Business Conduct and Ethics. We require all employees including our senior officers and our employee directors, to read and to adhere to the Code of Business Conduct and Ethics in discharging their work-related responsibilities. Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics is available on our website at http://www.kenexa.com/invest_ corp_gov.htm or can be obtained by writing to Investor Relations, Kenexa Corporation, 650 East Swedesford Road, Wayne, PA 19087 or by sending an email to InvestorRelations@kenexa.com.

Board Committees

        The standing committees of our board of directors include the audit committee, the compensation committee, and the nominating and corporate governance committee. These committees are described below. Our board of directors may also establish various other committees to assist it in its responsibilities.

        Our board of directors has adopted a written charter of each of the committees. The full text of each charter is available on our website at http://www.kenexa.com/invest_corp_gov.htm or can be obtained by writing to Investor Relations, Kenexa Corporation, 650 East Swedesford Road, Wayne, PA 19087 or by sending an email to InvestorRelations@kenexa.com.

        The following table shows the current members (indicated by an "X" or "Chair") of each of our board committees and the number of committee meetings held and number of actions taken by unanimous written consents during 2005:

	Audit	Compensation	Nominating / Governance
Rudy S. Karsan	—	—	—
Elliot H. Clark	—	—	—
Bill L. Erickson	—	—	—
Barry M. Abelson	—	X	X
Joseph A. Konen	Chair	—	—
John A. Nies	X	X	Chair
Richard J. Pinola	X	—	X
John C. Rutherford	—	Chair	—
Number of Meetings	9	2	1
Number of Consents	0	4	0

Audit Committee

        Our audit committee oversees our corporate accounting and financial reporting process. Our audit committee:

  •
  evaluates the qualifications, independence and performance of our independent registered auditors;

  •
  determines the engagement of our independent auditors;

  •
  approves the retention of our independent auditors to perform any proposed permissible non-audit services;

  •
  ensures the rotation of the partners of our independent auditors on our engagement team as required by law;

  •
  reviews our systems of internal controls established for finance, accounting, legal compliance and ethics;

  •
  reviews our accounting and financial reporting processes;

  •
  provides for effective communication between our board of directors, our senior and financial management and our independent auditors;

  •
  discusses with management and our independent auditors the results of our annual audit and the review of our quarterly financial statements;

  •
  reviews the audits of our financial statements; and

  •
  implements a pre-approval policy for certain audit and non-audit services performed by our independent auditors.

        Our audit committee is comprised of Messrs. Konen (chair), Nies and Pinola. Our board of directors has determined that each of Messrs. Konen and Pinola is an "audit committee financial expert" as currently defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002. We believe that the composition and functioning of our audit committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, The Nasdaq Stock Market and SEC rules and regulations, including those regarding the independence of our audit committee members. We intend to comply with future requirements to the extent that they become applicable to us.

Compensation Committee

        Our compensation committee reviews and recommends policy relating to the compensation and benefits of our executive officers. Our compensation committee:

  •
  reviews and approves corporate goals and objectives relevant to the compensation and the benefits of our Chief Executive Officer and our other executive officers;

  •
  evaluates the performance of these officers in light of those goals and objectives; and

  •
  sets compensation of these officers based on such evaluations.

        Our compensation committee or a designated subcommittee administers the issuance of stock options and other awards under our 2005 Equity Incentive Plan. Our compensation committee is comprised of Messrs. Abelson, Nies and Rutherford (chair). Our compensation committee has established a subcommittee consisting of Messrs. Nies and Rutherford to perform any action required to be performed by a committee of "non-employee directors" pursuant to Rule 16b-3 under the Securities Exchange Act of 1934 and "outside directors" pursuant to Rule 162(m) under the Internal Revenue Code. We believe that the composition and functioning of our compensation committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, The Nasdaq Stock Market and SEC rules and regulations, including those regarding the independence of our compensation committee members. We intend to comply with future requirements to the extent that they become applicable to us.

Nominating and Corporate Governance Committee

        Our nominating and corporate governance committee's responsibilities include the selection of potential candidates for our board of directors. It also makes recommendations to our board of directors concerning the structure and membership of the other board committees and considers director candidates recommended by others, including our Chief Executive Officer, other board members, third parties and shareholders. Our nominating and corporate governance committee is comprised of Messrs. Abelson, Nies (chair) and Pinola. We believe that the composition of our nominating and corporate governance committee complies with any applicable requirements of the Sarbanes-Oxley Act of 2002, The Nasdaq Stock Market and SEC rules and regulations, including those regarding the independence of our nominating and corporate governance committee members. We intend to comply with future requirements to the extent that they become applicable to us.

Pricing Committee

        In connection with each of our initial public offering in June 2005 and our secondary public offering in March 2006, we created a pricing committee, which is not a standing committee. The pricing committee consisted of Messrs. Karsan, Konen and Rutherford. We no longer maintain the pricing committee.

Minimum Qualifications of Directors

        In making its recommendations as to nominees for election to our board of directors, our nominating and corporate governance committee may consider, in its sole judgment, recommendations of our Chief Executive Officer, other board members, senior executives, shareholders and third parties. Our nominating and corporate governance committee may also retain third-party search firms to identify candidates. Shareholders desiring to recommend nominees should submit their recommendations in accordance with the instructions in the section of this proxy statement entitled "Shareholder Nominations of Directors and Other Business; Recommendations of Nominees."

        Our nominating and corporate governance committee will consider the following criteria in determining whether a nominee is qualified:

  •
  personal ethics, integrity and values;

  •
  inquiring and independent mind;

  •
  a global business and social perspective;

  •
  practical wisdom and mature judgment;

  •
  broad training and experience at the policy making level in business, government, education or technology;

  •
  willingness to devote the required amount of time to fulfill the duties and responsibilities of board membership;

  •
  commitment to serve on our board of directors over a period of years in order to develop knowledge about our operations; and

  •
  involvement in activities or interests that do not create a conflict with the nominee's responsibilities to us and our shareholders.

        Our nominating and corporate governance committee also considers such other factors as it deems appropriate, including the current composition of our board of directors.

        If the committee decides, on the basis of its preliminary review of a candidate, to proceed with further consideration of the candidate, members of the committee, as well as other members of our board of directors as appropriate, interview the candidate. After completing this evaluation and interview, the committee makes the final determination whether to nominate or appoint the candidate as a new board member.

Shareholder Nominations of Directors and Other Business; Recommendations of Nominees

        Shareholder Nominations of Directors and Other Business.    Our bylaws provide procedures pursuant to which a shareholder may nominate individuals for election to our board of directors at any meeting of shareholders. A shareholder desiring to nominate a director for our board of directors should deliver a notice to our Secretary at our principal executive offices at 650 East Swedesford Road, 2nd Floor, Wayne, Pennsylvania 19087, no later than the 60th day nor earlier than the 90th day prior to the first anniversary of the preceding year's annual meeting of shareholders. In the event that the date of the annual meeting of shareholders is more than 30 days before or more than 60 days after the anniversary of the preceding year's annual meeting of shareholders, notice by the shareholder must be so received not earlier than the 90th day prior to the annual meeting of shareholders and not later than the later of the 60th day prior to the annual meeting of shareholders or the 15th day following the day on which public announcement of the date of the meeting is first made.

        The shareholder's notice must set forth

  •
  as to each person whom the shareholder proposes to nominate for election or reelection as a director: (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required pursuant to Regulation 14A under the Exchange Act, (ii) a description of any arrangements or understandings among the shareholder and each such person and any other person with respect to such nomination, and (iii) the consent of each such person to being named in the proxy statement as a nominee and to serving as a member of our board of directors if so elected;

  •
  as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and

  •
  as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on our books, and of such beneficial owner; (ii) the class and number of shares which are owned beneficially and of record by such shareholder and such beneficial owner; and (iii) a representation that such shareholder and beneficial owner intend to appear in person or by proxy at the meeting.

        Shareholder Recommendations of Nominees.    Our nominating and corporate governance committee considers suggestions from many sources, including shareholders, regarding possible candidates for director. The committee will give consideration to shareholder recommendations for positions on our board of directors where the committee has not determined to re-nominate a qualified incumbent director. The committee will only consider recommendations of candidates who satisfy the minimum qualifications prescribed by the committee for board nominees, including that a director must represent the interests of all shareholders and not serve for the purpose of favoring or advancing the interests of any particular shareholder group or other constituency.

        To be considered by our nominating and corporate governance committee, a shareholder recommendation must be submitted to our Secretary and include a complete description of the nominee's qualifications, experience and background, together with a statement signed by the nominee in which he or she consents to serve as a director if nominated and elected.

        While our nominating and corporate governance committee has not established a minimum number of shares that a shareholder must own in order to suggest a candidate for consideration, or a minimum length of time during which the shareholder must own its shares, the committee will take into account the size and duration of a recommending shareholder's ownership interest. Our nominating and corporate governance committee will also consider the extent to which the shareholder making the suggestion intends to maintain its ownership interest in shares of our common stock.

Compensation Committee Interlocks and Insider Participation

        The current members of our compensation committee are Messrs. Abelson, Nies and Rutherford. None of these individuals was at any time since January 1, 2005 or at any time prior thereto an officer or employee of ours. In addition, none of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee. Mr. Abelson is a partner in the law firm of Pepper Hamilton LLP, which has provided legal services to us since 1997.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information, as of April 6, 2006, with respect to the beneficial ownership of our common stock by: (i) each shareholder known by us to be the beneficial owner of more than 5% of our common stock; (ii) each director or nominee; (iii) each executive officer named in the Summary Compensation Table; and (iv) all current executive officers and directors as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC. Shares of our common stock subject to options or warrants currently exercisable or exercisable within 60 days of April 6, 2006 are deemed to be outstanding for calculating the percentage of outstanding shares of the person holding these options or warrants, but are not deemed outstanding for calculating the percentage of any other person. Percentage of beneficial ownership is based upon 20,203,676 shares of our common stock outstanding as of April 6, 2006. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Except as otherwise indicated, the address of each of the persons in this table is c/o Kenexa Corporation, 650 East Swedesford Road, 2nd Floor, Wayne, Pennsylvania 19087.

Name of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Parthenon Investment Partners, LLC(1)	2,631,021	12.7%
Rudy S. Karsan(2)	1,452,530	7.2%
Barry M. Abelson(3)	23,000	*
Elliot H. Clark(4)	489,400	2.4%
Bill L. Erickson(5)	387,304	1.9%
Joseph A. Konen(6)	22,000	*
John A. Nies(7)	10,000	*
Richard J. Pinola(8)	20,000	*
John C. Rutherford(1)	2,631,021	12.7%
Renee B. Booth	0	*
Troy A. Kanter(9)	344,264	1.7%
Donald F. Volk(10)	130,824	*
Ramarao V. Velpuri	0	*
All executive officers and directors as a group (13 persons)(11)	5,516,103	26.3%

*
Less than 1%.

(1)
Includes 2,029,543 shares owned, and 541,478 shares issuable upon exercise of warrants, by Parthenon Investors, L.P. and 49,847 shares owned, and 10,153 issuable upon exercise of warrants, by PCIP Investors. Parthenon Investment Partners, LLC is the managing member of Parthenon Investment Advisors, LLC, which is the general partner of Parthenon Investors, L.P. The managing partner of PCIP is Parthenon Capital LLC. Voting and investment power over the shares beneficially owned by Parthenon Investment Partners, LLC is shared by John C. Rutherford and Ernest Jacquet. The address of each of Parthenon Investors, L.P. and PCIP Investors is 75 State Street, 26th Floor, Boston, Massachusetts, 02109.

(2)
Includes options to purchase 27,400 shares of our common stock held by Mr. Karsan that may be exercised within 60 days of April 6, 2006.

(3)
Includes options to purchase 22,000 shares of our common stock held by Mr. Abelson that may be exercised within 60 days of April 6, 2006.

(4)
Includes options to purchase 17,800 shares of our common stock held by Mr. Clark that may be exercised within 60 days of April 6, 2006, including options to purchase 4,800 shares of our common stock held by his wife, Sandra Chack, of which Mr. Clark disclaims any beneficiary ownership.

(5)
Includes options to purchase 15,496 shares of our common stock held by Mr. Erickson that may be exercised within 60 days of April 6, 2006.

(6)
Includes options to purchase 22,000 shares of our common stock held by Mr. Konen that may be exercised within 60 days of April 6, 2006.

(7)
Includes options to purchase 10,000 shares of our common stock held by Mr. Nies that may be exercised within 60 days of April 6, 2006.

(8)
Includes options to purchase 10,000 shares of our common stock held by Mr. Pinola that may be exercised within 60 days of April 6, 2006.

(9)
Includes options to purchase 17,096 shares of our common stock held by Mr. Kanter that may be exercised within 60 days of April 6, 2006.

(10)
Includes options to purchase 81,000 shares of our common stock held by Mr. Volk that may be exercised within 60 days of April 6, 2006. All of the shares owned by Mr. Volk are held jointly with his wife, Susan Volk.

(11)
Includes options to purchase 228,552 shares of common stock and 551,631 shares of common stock issuable upon the exercise of warrants that may be exercised within 60 days of April 6, 2006.

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers and Key Employees

        The following are biographical summaries of our executive officers and key employees. The summaries for Messrs. Karsan, Clark, Kanter and Erickson appear in the section of this proxy statement entitled "Board of Directors."

        Donald F. Volk, 56, has served as our Chief Financial Officer since 1996. Prior to joining us, Mr. Volk was a partner in the accounting firm of Brinker, Simpson, Nicastro & Volk. He received a B.S. in Accounting from Villanova University and an M.S. in Taxation from the Villanova University School of Law. Mr. Volk has been a Certified Public Accountant since 1974.

        Sarah M. Teten, 32, joined us in 1999 and has served as our Chief Marketing Officer since 2004. From 2002 to 2004, Ms. Teten served as our Director of Marketing and was one of our sales executives from 1999 until 2002. Prior to joining Kenexa, Ms. Teten served as a marketing manager for Kaplan Educational Centers, a provider of educational services. Ms. Teten received a Bachelor of Journalism and Mass Communications degree from the University of Nebraska at Lincoln.

        Ramarao V. Velpuri, 42, has served as our Chief Technology Officer since 2003. From 1999 to 2003, Mr. Velpuri served as the chief executive officer of Oramasters Software India Private Limited, which provides Oracle database support services on a worldwide basis. From 1988 to 1999, Mr. Velpuri was employed by Oracle Corporation, a software company. Mr. Velpuri received a B.S. in Electronics and Communications Engineering from Andhra University and an M.S. in Electrical and Computer Engineering from Louisiana State University. Mr. Velpuri is the author of nine technology books including the most recent, Oracle OCP Oracle9i Database: Fundamentals II Exam Guide.

        Roger C. Gaston, 50, has served as our Executive Vice President—Employment Process Outsourcing since 2006. In 2005, Mr. Gaston served as a human resource consultant for Sun Microsystems. From 2001 to 2005, Mr. Gaston was employed as Corporate Vice President of Human Resources at Storage Technology Corp., a technology storage solutions provider. From 1996 to 2000, Mr. Gaston served as Senior Vice President of Human Resources for Toys R Us, Inc. Mr. Gaston received a B.A. in Psychology and Business Administration from Baldwin—Wallace College.

        Kevin T. Hudson, 51, joined us in 1993 and has served as Senior Vice President—Talent Acquisition Services since 1998. From 1993 to 1998, Mr. Hudson led the technology and staffing solutions components of our talent acquisition and recruitment services operations. From 1990 to 1993, Mr. Hudson served as director of human resources and director of staffing for Arco Chemical, a division of Atlantic Richfield, a producer of petroleum and chemical products. Mr. Hudson received a B.A. in Psychology from the University of Delaware.

        Archie L. Jones, Jr., 34, has served as our Vice President of Business Development since August 2005. From 2003 until 2005, Mr. Jones served as Managing Director of Maplegate Holdings, a private equity investment firm he co-founded that focuses on small-cap buyouts. From 1998 until 2002, Mr. Jones was a principal and charter member with Parthenon Capital, Inc., a private equity investment firm formed in 1998 and an affiliate of two of our shareholders, Parthenon Investors, L.P. and PCIP Investors. Mr. Jones served on our board of directors from 1999 until 2002. He has served on the board of directors of Franco Apparel Group from 1998 until 2004 and held the role of the organization's interim CFO in 1999. Mr. Jones holds an M.B.A. from Harvard Business School and received a B.A. in accounting and business administration from Morehouse College.

        P. Grant Parker, 48, joined us in 1988 and has served as our Executive Vice President since 1999. From 1996 to 1999, Mr. Parker served as managing partner of our financial services search practice. From 1991 until 1996, Mr. Parker was a partner in our executive search practice and from 1988 until 1991 he served as one of our consultants.

        Raghuveer Sakuru, 39, joined us in 1996 and has served as our Senior Vice President—Global Development Center since 2003. From 1996 to 2002, Mr. Sakuru served as our Vice President—Consulting. From 1994 until 1996, Mr. Sakuru was a managing principal of Pragma, Inc., a provider of e-business and information technology consulting which he co-founded and which we acquired in December of 1995. Mr. Sakuru received a Bachelor of Technology degree in Mechanical Engineering from Jawaharlal Nehu Technological University.

Executive Compensation

        The following table provides certain summary information concerning cash and certain other compensation we paid to our Chief Executive Officer and each of our four other most highly compensated executive officers (determined by reference to compensation for fiscal year 2005 and hereinafter referred to as the "named executive officers") for the years ended December 31, 2005, 2004 and 2003.

Summary Compensation Table

		Annual Compensation
Name and Principal Position	Year	Salary		Bonus			Other Annual Compensation(1)	Securities Underlying Options	All Other Compensation(2)
Nooruddin (Rudy) S. Karsan Chief Executive Officer	2005 2004 2003	$ $ $	350,000 350,000 350,000	$ $ $	491,138 317,488 175,792	(2)	— — —	100,000 — —	$ $	3,500 22,247 —	(3) (4)
Troy A. Kanter President, Human Capital Management	2005 2004 2003	$ $ $	250,000 250,000 240,000	$ $ $	362,795 250,000 150,000	(2)	— — —	150,000 — —	$ $	3,500 8,642 —	(3) (4)
Elliot H. Clark Chief Operating Officer	2005 2004 2003	$ $ $	250,000 240,000 240,000	$ $ $	280,082 188,888 70,000	(2)	— — —	100,000 — —	$ $	3,500 6,500 —	(3) (4)
Donald F. Volk Chief Financial Officer	2005 2004 2003	$ $ $	175,000 175,000 175,000	$ $ $	363,000 253,650 149,494	(2)	— — —	160,000 — —	$ $	3,500 7,379 —	(3) (4)
Ramarao V Velpuri(5) Chief Technology Officer	2005 2004 2003	$ $ $	150,000 120,000 30,000	$ $	170,182 101,717 —		— — —	50,200 20,000 —	$ $	3,500 2,080 —	(3) (4)

(1)
Under SEC rules, the payment of "perquisites" (such as imputed interest on loans at rates below market value) to a named executive officer is not required to be disclosed where amounts paid do not exceed the lesser of (i) 10% of the sum of the amounts of salary and bonus for the named executive officer, or (ii) $50,000. See "Certain Relationships and Related Party Transactions—Loans to Executive Officers."

(2)
Represents performance bonus payable for 2005 plus discretionary bonuses of $91,138, $12,795, $73,177 and $63,000 paid to each of Messrs. Karsan, Kanter, Clark and Volk, respectively.

(3)
Represents contributions under our 401(k) Plan for the benefit of each of our named executive officers.

(4)
Includes contributions under our 401(k) Plan of $6,500 for the benefit of each of our named executive officers and $15,747, $2,142 and $879 of premiums paid for life insurance for Messrs. Karsan, Kanter and Volk.

(5)
Mr. Velpuri joined us on July 28, 2003.

        In January 2006, our compensation committee approved the following base salaries for 2006 for our named executive officers: Mr. Karsan, $375,000; Mr. Kanter, $250,000; Mr. Clark, $250,000; Mr. Volk, $250,000; and Mr. Velpuri, $160,000. Our compensation committee also approved performance objectives for each of our named executive officers to be used in connection with evaluating performance and determining the annual bonus amounts payable to these officers for 2006. The bonuses for Mr. Karsan and Mr. Volk are based on levels for 2006 of earnings before taxes, or EBT, as well as sales to large accounts. The bonuses for Mr. Kanter and Mr. Clark are based on levels of income for the areas of the business for which they are responsible, as well as sales to large accounts. Mr. Velpuri's bonus is based in part on the 2006 financial and operational performance of our global development center worldwide, including software development, and on levels of sales to large accounts. The maximum performance bonus amounts for our named executive officers for 2006 are as follows: Mr. Karsan, $637,500; Mr. Kanter, $450,000; Mr. Clark, $450,000; and Mr. Volk, $450,000. Mr. Velpuri's maximum bonus under this arrangement is $160,000. In addition, our compensation committee or board of directors may pay discretionary bonuses in addition to the performance bonuses.

        We do not have employment contracts with any of our named executive officers.

Stock Options

Option Grants in Last Fiscal Year

        The following table contains information concerning the grant of options to purchase shares of our common stock to each of our named executive officers during the year ended December 31, 2005. The percentage of total options granted to employees set forth below is based on an aggregate of 913,300 shares of our common stock underlying options granted to employees, directors and consultants during the year ended December 31, 2005. All options were granted under our 2005 Equity Incentive Plan.

Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in 2005	Exercise or Base Price ($/Share)	Expiration Date	5%	10%
Nooruddin (Rudy) S. Karsan	100,000	10.9%	$12.05	06/24/15	$757,818	$1,920,460
Troy A. Kanter	150,000	16.4%	$12.05	06/24/15	$1,136,727	$2,880,689
Elliot H. Clark	100,000	10.9%	$12.05	06/24/15	$757,818	$1,920,460
Donald F. Volk	150,000	16.4%	$12.05	06/24/15	$1,136,727	$2,880,689
Donald F. Volk	10,000	1.1%	$15.60	08/15/15	$98,108	$248,624
Ramarao V. Velpuri	50,000	5.5%	$17.72	12/15/10	$244,785	$540,912
Ramarao V. Velpuri	200	0.0%	$12.05	06/24/15	$1,516	$3,841

(1)
Potential realizable values are net of exercise price, but before any taxes associated with exercise. The assumed rates of stock appreciation are provided in accordance with SEC rules based upon the last reported price of our common stock on the Nasdaq National Market on December 30, 2005 of $21.10, and do not represent our estimate or projection of future stock price.

Aggregate Option Exercises in 2005 and Option Values

        None of our named executive officers exercised any of their options during the year ended December 31, 2005. The following table sets forth information concerning the number and value of unexercised options held by each of our named executive officers on December 31, 2005.

			Number of securities underlying unexercised options at December 31, 2005(#)	Value of unexercised in-the-money options at December 31, 2005 ($)(1)
Name	Shares acquired on exercise (#)	Value realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Nooruddin (Rudy) S. Karsan	0	0	27,400/100,000	$277,672/$ 905,000
Troy A. Kanter	0	0	17,096/150,000	$206,142/$1,357,500
Elliot H. Clark	0	0	17,800/100,100	$202,624/$ 905,905
Donald F. Volk	0	0	81,000/150,000	$554,880/$1,357,500
Ramarao V. Velpuri	0	0	0/70,200	$0/$ 590,400

(1)
Based upon the last reported sale price of our common stock as reported by the Nasdaq National Market on December 30, 2005 of $21.10

Equity Compensation Plan Information (as of December 31, 2005)

Plan Category	Number of Securities to be issued upon exercise	Weighted-average exercise price	Securities available for future issuance under equity compensation plan
Equity Compensation Plans approved by shareholders	791,000	$13.18	3,265,859
Equity Compensation Plans not approved by shareholders	771,181	$10.26	0

        All of the equity compensation plans pursuant to which we are currently granting equity awards have been approved by our shareholders.

Employee Benefit Plans

        We believe that our ability to grant equity-based awards is a valuable and necessary compensation tool that aligns the long-term financial interests of our employees and directors with the financial interests of our shareholders. In addition, we believe that our ability to grant options and other equity-based awards helps us to attract, retain and motivate qualified employees, and encourages them to devote their best efforts to our business and financial success. The material terms of our equity incentive plans are described below.

Non-Plan Option Grants

        In February 2000, our board of directors authorized the grant of non-qualified stock options to purchase shares of our common stock to certain of our employees. In June 2000, our board of directors adopted our 2000 Stock Option Plan, and each of the recipients of the February 2000 options agreed that those options would be subject to the terms and conditions of our 2000 Stock Option Plan that apply to non-qualified stock options. Of the February 2000 grants, options to purchase 139,930 shares of our common stock were outstanding as of December 31, 2005.

2000 Stock Option Plan

        Our 2000 Stock Option Plan was adopted by our board of directors in June 2000. This plan provides for the grant of incentive stock options and non-qualified stock options and is administered by our board of directors or a subcommittee designated by the board. All of our employees, non-employee directors and consultants are eligible to receive awards under our 2000 Stock Option Plan. The persons receiving grants of options under the plan, the number of shares subject to those options, and the exercise price, vesting conditions and other terms of those options are determined by our board of directors or its subcommittee. Our 2005 Equity Incentive Plan replaced our 2000 Stock Option Plan, at the completion of our initial public offering in June 2005. No more options will be granted under our 2000 Stock Option Plan.

        Options to purchase 631,251 shares of our common stock granted under our 2000 Stock Option Plan were outstanding as of December 31, 2005.

        Our board of directors determines the exercise price of options granted under our 2000 Stock Option Plan. The exercise price of incentive stock options and non-qualified stock options generally may not be less than 100% of the fair market value on the grant date. The term of an incentive stock option may not exceed ten years, except that with respect to any participant who owns 10% of the voting power of all classes of our outstanding stock, the term must not exceed five years and the exercise price must equal 110% of the fair market value of our common stock on the grant date. Our board of directors determines the term of all other options granted under our 2000 Stock Option Plan.

        Upon termination of an employee, director or consultant, he or she may exercise his or her option for the period stated in the option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for 90 days. However, an option may never be exercised later than the expiration of its term. If an employee, director or consultant is terminated by us for "cause" (as defined in our 2000 Stock Option Plan), all unvested options will terminate on the date of such termination and all shares that have been purchased pursuant to options under our 2000 Stock Option Plan but which have not yet been delivered by us to such optionee shall be forfeited and we will refund any amount paid by the optionee with respect to such shares.

        All options granted under our 2000 Stock Option Plan will expire no later than 10 years following their date of grant. Shares of our common stock subject to an exercisable option may be purchased by the option holder upon payment of the option exercise price in cash, by check or, in the discretion of our board of directors, upon delivery of shares of our common stock with a fair market value equal to the option exercise price. Unless our board of directors determines otherwise for non-qualified stock options, options granted under our 2000 Stock Option Plan may not be transferred, except by will or inheritance.

        Upon the disposition of more than 50% of our common stock, our liquidation, a sale of substantially all of our assets or other similar types of transactions, our 2000 Stock Option Plan provides that our board of directors may, in its discretion, accelerate the vesting of outstanding options, exchange outstanding options for new options to purchase shares of any successor company, or cancel outstanding options in exchange for a payment of the option "spread," the difference between the option exercise price and the then fair market value of the stock subject to the option. However, in the absence of our board of director's determination to do any of the foregoing, all options will become fully vested and exercisable in anticipation of and contingent upon the occurrence of any of the transactions described above. Our initial public offering in June 2005 did not trigger these discretionary rights of our board of directors.

2005 Equity Incentive Plan

        Our 2005 Equity Incentive Plan was adopted by our board of directors in March 2005 and our shareholders in June 2005, and became effective upon the completion of our initial public offering. Our 2005 Equity Incentive Plan, which replaced our 2000 Stock Option Plan, is administered by the compensation committee of our board of directors pursuant to its charter. Our 2005 Equity Incentive Plan provides for the grant of options to purchase shares of our common stock, stock appreciation rights, restricted stock and restricted stock units. Our board of directors will be able to amend or modify the 2005 Equity Incentive Plan at any time, with shareholder approval if required.

        Options to purchase 791,100 shares of our common stock granted under the 2005 Equity Incentive Plan were outstanding as of December 31, 2005.

        Eligibility.    All employees, non-employee directors, consultants and other individuals who provide services to us are eligible to receive awards under our 2005 Equity Incentive Plan, provided, however, that only employees are eligible to receive incentive stock options. As of December 31, 2005, we had 693 employees and 4 non-employee directors who would have been eligible to participate in our 2005 Equity Incentive Plan. No participant in our 2005 Equity Incentive Plan can receive option grants, stock appreciation rights restricted stock or restricted stock units for more than 500,000 shares of our common stock in any calendar year. Generally, the compensation committee of our board of directors will determine which eligible employees, directors, consultants and other individuals will receive awards under our 2005 Equity Incentive Plan.

        Options and Stock Appreciation Rights.    The compensation committee of our board of directors may grant options to purchase our common stock and stock appreciation rights under our 2005 Equity Incentive Plan to eligible employees, directors, consultants and other individuals who provide services to us. Stock appreciation rights granted under our 2005 Equity Incentive Plan must comply with Section 409A of the Internal Revenue Code. The compensation committee of our board of directors has complete discretion to determine:

  •
  which eligible individuals are to receive option grants or stock appreciation rights;

  •
  the time or times when option and stock appreciation rights grants are to be made;

  •
  the number of shares subject to, and the vesting schedule for, each option grant and stock appreciation right;

  •
  the designation of each stock option as either an incentive or a non-qualified stock option;

  •
  the maximum term for which each option grant and stock appreciation right is to remain outstanding, which term, for an incentive stock option may not exceed ten years and, for an incentive stock option granted to a person who owns more than 10% of the voting power of our common stock, may not exceed five years; and

  •
  the exercise price for each option and stock appreciation right. The per share exercise price for any option or stock appreciation right may not be less than the fair market value of a share of our common stock on the date of grant. If the recipient of an incentive stock option owns more than 10% of the voting power of our common stock, the exercise price must be at least 110% of the fair market value on the date of grant.

        The Internal Revenue Code allows an optionee to receive incentive stock options only to the extent that the aggregate amount of incentive stock options exercisable for the first time by an optionee during any calendar year does not exceed $100,000. Any stock option that is intended to be an incentive stock option but that fails to meet the criteria for an incentive stock option must be treated a non-qualified stock option.

        For purposes of our 2005 Equity Incentive Plan, the fair market value of our common stock is its closing sale price per share on the grant date. If there is no reported closing sale price on such date, the fair market value is the closing sale price on the last preceding date for which a quotation exists.

        Each stock appreciation right issued under our 2005 Equity Incentive Plan will entitle the holder to surrender the stock appreciation right for a distribution from us equal to the fair market value of a share of our common stock less the exercise price of the stock appreciation right. This distribution must be made in shares of our common stock.

        Restricted Shares and Restricted Share Units.    The compensation committee of our board of directors may grant restricted shares and restricted share units under our 2005 Equity Incentive Plan to eligible employees, directors, consultants and other individuals who provide services to us. A restricted share is a share of our common stock that is subject to restrictions as determined by our compensation committee. A restricted share unit entitles the holder to a distribution from us equal to the fair market value of a share of our common stock, subject to restrictions as determined by our compensation committee. Restricted share units granted under the plan must comply with Section 409A of the Internal Revenue Code. The compensation committee of our board of directors also has complete discretion to determine:

  •
  which eligible individuals are to receive restricted shares and restricted share units;

  •
  the time or times when grants of restricted shares and restricted share units are to be made;

  •
  the consideration, if any, to be paid for the restricted shares;

  •
  the number of shares subject to restricted shares and restricted share units;

  •
  when the restrictions applicable to each restricted share and restricted share unit will lapse; and

  •
  when payment in respect of restricted share units will be made.

        The restrictions applicable to restricted shares and restricted share units may lapse in one or more installments over a period of service, may lapse upon the attainment by us and the holder of certain performance milestones determined by our board of directors or upon some combination of the holder's serving for some period and the attainment of established performance goals.

        Termination of Services.    Upon termination of a participant's service with us, he or she may exercise his or her option or stock appreciation right for the period of time stated in the option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. If the participant is terminated by us for "cause," unvested options and stock appreciation rights will immediately terminate and be forfeited and any shares of our common stock not yet delivered upon an option or stock appreciation right exercise will be forfeited and we will refund the exercise price to the participant. In all other cases, the option will generally remain exercisable for 90 days. However, an option may never be exercised later than the expiration of its term.

        Corporate Transactions.    If we are a party to certain corporate transactions, including certain mergers or asset sales, our board of directors may, in its sole and absolute discretion and without the need for the consent of any optionee or other award holder, take one or more of the following actions contingent upon the occurrence of the transaction:

  •
  cause any or all outstanding options to purchase our common stock and stock appreciation rights held by participants under our 2005 Equity Incentive Plan affected by the transaction to become fully vested and immediately exercisable;

  •
  cause the restrictions on any or all outstanding restricted shares and restricted share units held by participants under our 2005 Equity Incentive Plan affected by the transaction to lapse, for any other restricted shares to become non-forfeitable, and for immediate payment to be made in respect of outstanding restricted share units;

  •
  cancel any award held by a participant under our 2005 Equity Incentive Plan affected by the transaction in exchange for a similar award related to the common stock of any successor corporation; and

  •
  cancel or redeem any or all awards held by participants under our 2005 Equity Incentive Plan affected by the transaction for cash and/or other substitute consideration.

        Amendment and Termination of the Equity Incentive Plan.    Our board of directors has complete and exclusive power and authority to amend or modify the equity incentive plan in any, or all, respects. No amendment, however, may adversely affect the rights and obligations of awards outstanding under the plan at the time, without the consent of the award holder. In addition, our board of directors may not, without shareholder approval, amend our 2005 Equity Incentive Plan to:

  •
  increase the maximum number of shares issuable under our 2005 Equity Incentive Plan, or the maximum amount of shares for which any one individual participating in the equity incentive plan may be granted options to purchase our common stock, restricted stock, stock appreciation rights, or restricted stock units for any given year; or

  •
  materially modify the eligibility requirements for participation; or

  •
  otherwise materially increase the benefits accruing to participants.

        Our 2005 Equity Incentive Plan will terminate on the date on which all shares available for issuance under the plan have been issued, or, if earlier, on the date on which the plan is terminated by our board of directors. However, no incentive stock option may be granted after the 10th anniversary of the date the plan is approved by our shareholders (or, if our shareholders later approve an amendment that increases the number of shares subject to our 2005 Equity Incentive Plan, the 10th anniversary of the date of such approval).

401(k) Plan

        We maintain a tax-qualified retirement plan that provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees are able to participate in our 401(k) plan as of the first day of the plan year or the first day of the fourth, seventh or tenth month following the date that they begin employment. Participants are able to defer up to 15% of their eligible compensation subject to applicable Internal Revenue Code limits. Pre-tax contributions are allocated to each participant's individual accounts and are then invested in selected investment alternatives according to the participant's directives. Employee elective deferrals are 100% vested at all times. Our 401(k) plan provides for discretionary matching contributions that may be made by us as well as a discretionary profit sharing component for eligible employees who have completed one year of service and have completed one hour of service in the applicable plan year (if an employee is terminated due to retirement, death or disability, that employee will still receive a discretionary matching and profit sharing contribution). The matching and profit sharing contributions will become 100% vested after three years of service. Our 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code. As a tax-qualified retirement plan, contributions to our 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from our 401(k) plan, and all contributions are deductible by us when made.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON
EXECUTIVE COMPENSATION

        The compensation committee of the board of directors has furnished the following report on executive compensation:

General

        The Compensation Committee of the Board of Directors consists of John C. Rutherford (Chairman), Barry M. Abelson and John A. Nies. Under the supervision of the Compensation Committee, we have developed and implemented compensation policies, plans and programs which seek to enhance our profitability, and thus shareholder value, by aligning the financial interests of our executives with those of our shareholders. Annual base salary and longer term incentive compensation provide an important incentive in attracting and retaining corporate officers and other key employees and motivating them to perform to the full extent of their abilities in the best long-term interests of the shareholders.

Executive Compensation Program

        Our executive compensation program consists of two key elements: (1) an annual component (base salary and annual bonus), and (2) a long-term component (stock options). Executive compensation levels are determined in connection with a review of compensation levels at comparable publicly-held companies. The compensation committee has determined that a compensation package that contains long-term stock based incentives is appropriate for our goal of sustainable growth and enhanced shareholder value.

        Based on this philosophy, a meaningful portion of the executives' annual bonus and stock options is designed to be linked to an achievement of certain financial performance indicators. Under this pay-for-performance orientation:

  •
  executives are motivated to improve our overall performance and profitability; and

  •
  accountability is further encouraged through the adjustment of salaries and incentive awards on the basis of each executive's individual performance, potential and contribution.

        The policies with respect to each element of the compensation package, as well as the basis for determining the compensation of the Chief Executive Officer are described below.

Base Salary

        The compensation committee annually reviews the salaries of our executives. When setting base salary levels, in a manner consistent with the objectives outlined above, the compensation committee considers (a) competitive market conditions for executive compensation, (b) our performance and (c) the individual's performance. As is typical for most companies, payment of base salary is not conditioned upon the achievement of any specific, pre-determined performance targets.

Annual Bonus

        Our cash bonus program seeks to motivate executives to work effectively to achieve our financial performance objectives and to reward them when these objectives are met. At the start of each year, the compensation committee reviews and approves the annual performance objectives for our company and each of our individual officers. After the end of each year, the compensation committee evaluates the degree to which our company and our executives have met their goals.

        Our compensation committee has determined that the annual bonuses payable to Mr. Karsan and Mr. Volk are to be based upon levels for 2006 of earnings before taxes, or EBT, as well as sales to large accounts. The bonuses for Mr. Kanter and Mr. Clark are based on levels of income for the areas of the business for which they are responsible, as well as sales to large accounts. Mr. Velpuri's bonus is based in part on the 2006 financial and operational performance of our global development center worldwide, including software development, and on levels of sales to large accounts. Our compensation committee determined that the maximum performance bonus amounts for our named executive officers for 2006 are as follows: Mr. Karsan, $637,500; Mr. Kanter, $450,000; Mr. Clark, $450,000; and Mr. Volk, $450,000. Mr. Velpuri's maximum bonus under this arrangement is $160,000.

        In addition, our compensation committee or board of directors may pay annual discretionary bonuses for exceptional individual performance, in addition to the performance bonuses mentioned above.

Stock Options

        We believe that option grants (1) align executive interests with shareholder interests by creating a direct link between compensation and shareholder return, (2) give executives a significant, long-term interest in our success and (3) help retain key executives in a competitive market for executive talent. We do, however, monitor general corporate and industry trends and practices and may in the future, for competitive or other reasons (such as changes in accounting rules), use other equity incentive vehicles in place of, or in combination with, stock options. We will continue to manage responsibly our stock option issuances and perform comprehensive reviews of our total compensation programs to ensure their continued effectiveness. Stock options provide value only if our stock price increases (which benefits all shareholders) and only if the executive or employee remains employed with us beyond the date his or her options vest.

        Our 2005 Equity Incentive Plan authorizes the compensation committee to grant stock options or other types of stock awards to executives and other employees. Option grants are made from time to time to executives whose contributions have or will have a significant impact on our long-term performance. Options are not necessarily granted to each executive during the year. Stock options are granted with an exercise price equal to 100% of the fair market value of the common stock on the date of the grant to ensure that the executives can only be rewarded for appreciation in the price of the common stock when our shareholders are similarly benefited. Generally, stock options are exercisable up to ten years from the date of grant and vest over a five year period, although some stock options have shorter vesting provisions.

        The philosophy of our executive compensation program with regard to the granting of options is to:

  •
  Be attentive as to the number and value of shares underlying the options being granted;

  •
  Spread the grant of options among a large number of employees, but weight distribution toward top performers and individuals with the greatest responsibilities; and

  •
  Manage the overall net stock dilution in connection with granting of stock options.

        The measures of individual performance considered in determining the size of option grants to executive officers include, to the extent applicable to an individual executive officer, a number of quantitative and qualitative factors, such as our potential future financial performance in the principal area of responsibility of the executive and the degree to which we wish to incent such executive, our retention goals, the relative size of option grants for similar officers at peer companies, the individual's expected progress toward non-financial goals within his area of responsibility, individual performance, experience and level of responsibility and potential contributions the executive officer can make to our success. The compensation committee has not found it practicable, nor has it attempted, to assign relative weights to the specific factors used in determining the size of individual option grants, and the specific factors used may vary among individual executives.

        In 2006, we granted options to the named executive officers, for the share amounts, and for the exercise price, as set forth in the "Option Grants in Last Fiscal Year" Table on page 19 of this proxy statement. The exercise price for each of the options granted was the fair market value of the common stock on the date of the grant. We consider these share amounts to be appropriate for a number of reasons, including the desire to incent these executive officers (particularly in connection with our initial public offering) and to provide competitive equity compensation relative to our peer companies.

Benefits

        We believe that we must offer a competitive benefits program to attract and retain key executives. During 2005, we provided medical and other benefits to our executives that are generally available to our other employees, including a 401(k) plan with matching contributions.

Compensation of Chief Executive Officer

        The Chief Executive officer's compensation plan for 2005 consisted of salary at a rate of $350,000 and a bonus of $491,138. Mr. Karsan also received an option to purchase 100,000 shares of common stock at an exercise price of $12.05 per share, its fair market value at the time of the grant. The option becomes fully vested five years from its date of grant and expires ten years from its date of the grant.

        The Chief Executive Officer's compensation plan includes similar elements and performance measures as those of the plans of our other senior executives. Mr. Karsan's annual bonus of $491,138 for 2005 was based on earnings before taxes and sales to large accounts and included a discretionary bonus for exceptional individual performance. We considered Mr. Karsan's overall compensation appropriate for the following reasons:

  •
  His leadership of our long-term growth strategy, consisting of both "external" growth through our successful acquisitions of Scottworks and Webhire, Inc. and "internal" growth of our existing lines of business through the improvement of existing products and the development of new products.

  •
  His execution of our plan to enhance shareholder value through, among other things, an increase in our income from continuing operations by 155% and an increase in our sales by 42%.

  •
  His execution of our initial public offering and the subsequent increase in our stock price from $12 per share to approximately $21 per share as of December 31, 2005.

  •
  His continued execution of our plan to move our development center to India and reduce our development costs from 9% to 6% of sales.

        The Chief Executive Officer's compensation plan for 2006 consists of a salary of $375,000 and a bonus based upon certain quantitative and qualitative factors as described above.

Conclusion

        The compensation committee finds that the named executive officers' total compensation in the aggregate is reasonable under the circumstances and in the best interests of Kenexa and its shareholders.

The Compensation Committee
John C. Rutherford, Chairman John A. Nies Barry M. Abelson

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE REPORT

        The audit committee of the board of directors has:

  •
  Reviewed and discussed our audited consolidated financial statements for the year ended December 31, 2005 with management;

  •
  Discussed with our independent auditors, BDO Seidman, LLP, matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, as amended by SAS No. 90, in connection with the audit of our consolidated financial statements for the year ended December 31, 2005; and

  •
  Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and discussed the independence of BDO Seidman, LLP with that firm.

        In reliance on the review and discussions referred to above, the audit committee recommended to our board of directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for filing with the SEC for the year ended December 31, 2005.

The Audit Committee
Joseph A. Konen, Chairman John A. Nies Richard J. Pinola

        Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the above report shall not be deemed to be "soliciting material" or "filed" with the SEC and shall not be deemed to be incorporated by reference into any such filing.

STOCK PERFORMANCE GRAPH AND CUMULATIVE TOTAL RETURN

        The following common stock Performance Graph shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference therein.

        Prior to June 28, 2005, we were not publicly traded and there was no public market for our securities. The graph below compares the cumulative total return of our common stock with that of the NASDAQ Composite Index and S&P Smallcap 600 Index from June 28, 2005 (the date shares of our common stock began to trade publicly) through December 30, 2005. The graph assumes that you invested $100 at the close of market on June 28, 2005 in shares of our common stock and invested $100 at that same time in each of the indexes. The comparisons in this graph are provided in accordance with Securities and Exchange Commission disclosure requirements and are not intended to forecast or be indicative of the future performance of shares of our common stock.

	6/30/2005	7/29/05	8/31/05	9/30/05	10/31/05	11/30/05	12/30/2005
Kenexa Corporation	$100.00	$101.26	$107.26	$98.74	$131.94	$133.36	$166.40
Nasdaq Composite Index	$100.00	$105.70	$104.02	$104.11	$102.77	$108.37	$106.84
S&P Smallcap 600 Index	$100.00	$106.13	$104.48	$105.31	$101.94	$106.54	$105.46

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        Other than compensation agreements and other arrangements which are described in the "Board of Directors" and "Executive Compensation" section of this proxy statement and the transactions described below, during our last fiscal year, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $60,000 and in which any of our directors, nominees for director, executive officers, holders of more than five percent of any class of our voting securities or any member of the immediate family of the foregoing persons had or will have a direct or indirect material interest.

        We believe that all of the transactions set forth below are on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future transactions between us and our directors, officers, principal shareholders and their affiliates are approved by a majority of our board of directors, including a majority of the independent and disinterested members of our board of directors, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.

Investor Agreement

        In April 2005, we entered into an agreement with all of the holders of our class B common stock, class C common stock, series A preferred stock and series B preferred stock. Under the terms of the agreement and in accordance with the terms of our third amended and restated articles of incorporation, upon the completion of our initial public offering in June 2005, we:

  •
  redeemed all of the outstanding shares of our series A preferred stock for a combination of approximately $28.6 million in cash and 1,134,126 shares of our common stock;

  •
  redeemed all of the outstanding shares of our series B preferred stock for a combination of approximately $11.4 million in cash and 724,250 shares of our common stock;

  •
  issued 2,179,152 shares of our common stock upon the conversion of all of the outstanding shares of our class B common stock; and

  •
  issued 2,100,060 shares of our common stock upon the conversion of all of the outstanding shares of our class C common stock.

        In addition, under the terms of the agreement, upon the completion of our initial public offering (1) the holders of our outstanding warrants exercised all of their class A purchase warrants with an exercise price of $0.01 per share for a total of 396,195 shares of our common stock, and (2) our remaining outstanding warrants were amended to provide that certain provisions regarding adjustments to the shares available upon the exercise of, and exercise prices under, those warrants terminated.

        The investor agreement also provides for nonvoting board observation rights to an individual designated by Parthenon Investors, L.P. until such time as Parthenon Investors, L.P. beneficially owns less than 5% of our outstanding common stock on a fully diluted basis.

Registration Rights Agreement

        Pursuant to the terms of a second amended and restated registration rights agreement, Parthenon Investors, L.P., PCIP Investors, Wafra Acquisition Fund 14, L.P., Westbury Equity Partners SBIC, L.P., JMH Partners Corp., Shad Run Investments, L.P., The Shattan Group, LLC, Thomas S. Shattan, Gregory E. Mendel, G. Kevin Fechtmeyer, Alan Langer, Southfield Communications LLC, C. Meade Sutterfield, Peter Sulick, Margaret Sulick, David W. Beale, Cecily Shattan, Ward Shattan, Erica Mendel, David Mendel, James Mattutat and Andrew Arno are entitled to certain rights with respect to the registration of those shares under the Securities Act.

Loans to Executive Officers

        The Sarbanes-Oxley Act of 2002 prohibits all loans to executive officers and directors of a public company and also prohibits any material modifications of loans to such individuals outstanding at the time of enactment on July 30, 2002. Every loan described below was granted by us prior to the enactment of the Sarbanes-Oxley Act of 2002, and in accordance with such legislation, we will not provide any new loans to directors or executive officers. Each of the obligations listed below was repaid prior to the completion of our initial public offering.

        On January 15, 1998, Mr. Karsan, our Chief Executive Officer, executed a promissory note in the amount of $29,951 in favor of us as partial consideration for the purchase of shares of our common stock pursuant to the exercise of options. The promissory note had a stated term of three years, provided for repayment in three equal annual installments on each anniversary of the promissory note and carried no interest. In 2000, the payment obligations under this promissory note had been indefinitely suspended. This obligation was repaid prior to the completion of our initial public offering.

        On January 15, 1999, each of Mr. Karsan, our Chief Executive Officer, Mr. Clark, our Chief Operating Officer, Mr. Erickson, our Vice Chairman, Mr. Kanter, our President, Human Capital Management, and Mr. Volk, our Chief Financial Officer, executed promissory notes in favor of us as partial consideration for the purchase of shares of our common stock pursuant to the exercise of options. The promissory notes had stated terms of three years, provided for repayment in three equal annual installments on each anniversary of the promissory notes and carried no interest. In 2001, the payment obligations under these promissory notes were indefinitely suspended. Set forth in the table below are the original principal balances of these promissory notes, all of which were repaid prior to the completion of our initial public offering.

Name	Original Principal Balance on Promissory Note
Nooruddin S. Karsan	$41,890
Elliot H. Clark	$35,650
Bill L. Erickson	$41,747
Troy A. Kanter	$6,097
Donald F. Volk	$6,097

        On January 15, 2000, each of Mr. Karsan, our Chief Executive Officer, Mr. Clark, our Chief Operating Officer, Mr. Erickson, our Vice Chairman, Mr. Kanter, our President, Human Capital Management, and Mr. Volk, our Chief Financial Officer, executed promissory notes in favor of us as full consideration for the purchase of shares of our common stock pursuant to the exercise of options. The promissory notes were full recourse, had a stated term of four years, provided for repayment in four equal annual installments on each anniversary of the promissory notes, carried no interest and were secured, pursuant to security agreements, by all of our capital stock held or thereafter acquired by these executive officers. In 2001, the payment obligations under these promissory notes were indefinitely suspended. Set forth in the table below are the original principal balances of these promissory notes, all of which were repaid prior to the completion of our initial public offering.

Name	Original Principal Balance on Promissory Note
Nooruddin S. Karsan	$68,193
Elliot H. Clark	$83,729
Bill L. Erickson	$108,128
Troy A. Kanter	$14,494
Donald F. Volk	$14,494

        In January 2004, we provided an interest-free loan in the amount of $100,000 to Ramarao V. Velpuri, our Chief Technology Officer, in connection with relocation expenses. This loan was repaid prior to the completion of our initial public offering.

Management Agreement

        We were party to a management agreement with Parthenon Capital, Inc., an affiliate of Parthenon Investors, L.P., which terminated on December 16, 2004. Parthenon Investors, L.P. beneficially owns approximately 2,631,021 shares of our outstanding common stock. Under the management agreement, which initially became effective on December 16, 1999, Parthenon Capital, Inc. provided advisory services to us, including management support, board participation, involvement in pursuing acquisition opportunities and assistance in obtaining financing. The management agreement provided for an annual management fee of $75,000 payable to Parthenon Capital, Inc. for its advisory services. Our obligation to pay this annual fee terminated in December 2004. John C. Rutherford, one of our directors, is a principal member of Parthenon Investment Partners, LLC, which is the management member of Parthenon Investment Advisors, LLC, which is the general partner of Parthenon Investors, L.P. Mr. Rutherford, as a partner of an affiliate, is not eligible to receive compensation for his service on our board of directors. On February 15, 2006, Mr. Rutherford informed us of his intention to step down from our board of directors at the next annual meeting of shareholders.

Legal Services

        One of our directors, Barry M. Abelson, is a partner in the law firm of Pepper Hamilton LLP. This firm has represented us since 1997. Payments by us to Pepper Hamilton LLP were less than 1% of that firm's revenues in each of the last three fiscal years. We believe that the services performed by Pepper Hamilton LLP were provided on terms no more or less favorable than those with unrelated parties.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our executive officers and directors and any persons who own more than 10% of our common stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        Based solely on our review of the copies of any Section 16(a) forms received by us or written representations from the Reporting Persons, we believe that with respect to the fiscal year ended December 31, 2005, all the Reporting Persons complied with all applicable filing requirements.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        At our Annual Meeting, shareholders will elect two directors to hold office until our 2009 annual meeting of shareholders. The directors shall serve until their successors have been duly elected and qualified or until any such director's earlier resignation or removal. Proxies cannot be voted for a greater number of persons than the number of nominees named. If you sign and return the accompanying proxy, your shares will be voted for the election of the two nominees recommended by our board of directors, unless you mark the proxy in such a manner as to withhold authority to vote or as to vote for one or more alternate candidates. If any nominee for any reason is unable to serve or will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to or will not serve as a director.

Directors

        The following directors are being nominated for election to our board of directors: Troy A. Kanter and Renee B. Booth. Ms. Booth was introduced to our nominating and corporate governance committee by an individual not affiliated with us. We did not pay a fee to any third party to identify or evaluate any potential nominees. Please see "Board of Directors" on page 7 of this proxy statement for information concerning each of our nominees for director.

Required Vote

        Directors are elected by a plurality of votes cast.

The board of directors recommends a vote
FOR the election of each of the nominated directors.

PROPOSAL NO. 2

ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN

        On April 7, 2006, our board of directors adopted the Kenexa Corporation 2006 Employee Stock Purchase Plan (the "ESPP"). The ESPP is intended to be qualified under Internal Revenue Code Section 423. If a plan is qualified under Section 423, our employees who participate in the plan enjoy certain tax advantages, as described below. In order for the plan to be qualified, our stockholders must approve the plan.

General

        The ESPP allows our employees to purchase our common stock ("Shares") at a discount, without being subject to tax until they sell the stock, and without having to pay any brokerage commissions with respect to the purchases. We plan to have the ESPP become effective July 15, 2006, with the initial offering period beginning December 1, 2006, provided that we receive stockholder approval.

        The purpose of the ESPP is to encourage the purchase of common stock by our employees, to provide employees with a personal stake in our business and to help us retain our employees. In addition, our board of directors can approve the participation of any of our subsidiaries.

        The ESPP will be administered by our board of directors, or by a committee of the board appointed by our board of directors.

Description of the Employee Stock Purchase Plan

        Shares Subject to the ESPP.    The ESPP provides employees with the right to purchase Shares through payroll deduction. A total of 500,000 Shares are available for purchase under the ESPP, subject to adjustment in the number and price of shares available for purchase in the event the outstanding shares of common stock are increased or decreased through stock dividends, recapitalizations, reorganizations or similar changes.

        Administration.    The ESPP is administered by our board of directors, which may delegate responsibility for administration to a committee of the board of directors. Subject to the terms of the ESPP, our board of directors (or committee, if applicable) has authority to interpret the ESPP, prescribe, amend and rescind rules and regulations relating to it and make all other determinations deemed necessary or advisable in administering the ESPP.

        Eligibility.    A full-time employee is eligible to participate in the ESPP if he or she is employed on the first day of an offering period. A part-time employee is eligible to participate in the ESPP if, as of the last day of the month immediately preceding the effective date of an election to purchase Shares under the ESPP, he or she has been employed by us on a part-time basis for at least 24 consecutive months. An employee is considered to be a part-time employee if the employee is scheduled to work at least 20 hours per week. As of March 1, 2006 approximately 779 employees, including our Chief Executive Officer and our other executive officers, would be eligible to participate in the ESPP.

        Any employee who, after purchasing our common stock under the ESPP, would own 5% or more of the total combined voting power or value of all classes of our stock or any subsidiary corporation is not eligible to participate. Ownership of stock is determined in accordance with the provisions of Section 424(d) of the Internal Revenue Code. In addition, an employee is not permitted to purchase stock worth more than $25,000 in fair market value for each calendar year.

        Participation in the ESPP.    Stock will be available to be purchased every six months. Eligible employees may elect to participate in the ESPP during an offering period which starts on each

December 1 and June 1 and ends on each May 31 and November 30, respectively. Shares will be deemed to have been purchased on May 31 or November 30, as applicable. The purchase price per share will be 95 percent of the fair market value per Share on May 31 or November 30, as applicable. If any of these dates is not a trading day, then fair market value will be determined on the next trading day after such date.

        An eligible employee who wishes to participate in the ESPP must file an election form with the board of directors (or committee, if applicable) prior to the applicable offering period beginning each December 1 or June 1. Each participant will have payroll deductions made from his or her compensation on each regular payday during the time he or she is a participant in the ESPP. All payroll deductions will be credited to the participant's account under the ESPP. A participant who is on an approved leave of absence may authorize continuing payroll deductions through the earlier of the next offering period end date or the 90th day of such approved leave of absence.

        If the total number of Shares for which purchase rights are exercised at the end of a six-month offering period exceeds the maximum number of shares of common stock available under the ESPP, the board of directors (or committee, if applicable) will make a pro rata allocation of shares available for delivery and distribution. The unapplied account balances will be returned to the participant, without interest, as soon as practicable following the end of the offering period.

        A participant may discontinue his or her participation in the ESPP at any time, but no other change can be made during an offering period. A participant may change the amount of payroll deductions for subsequent offerings by giving written notice of such change to our board of directors (or committee, if applicable) on or before the beginning of an offering period (or such other date established from time to time by our board of directors (or committee, if applicable) prior to an offering period).

        A participant may elect to withdraw all, but not less than all, of the balance credited to the participant's account by providing a termination form to our board of directors (or committee, if applicable) at any time before the end of the offering period. All amounts credited to such participant's account shall be paid as soon as practicable following receipt of the participant's termination form, and no further payroll deductions will be made with respect to the participant.

        If a participant's employment terminates for any reason other than death, all amounts credited to such participant's account will be returned to the participant. If a participant's employment terminates due to death or the participant dies after termination of employment but before the participant's account has been returned, all amounts credited to such participant's account will be returned to the participant's successor-in-interest. A participant who is on an approved leave of absence will remain eligible to participate in the ESPP for the first 90 days of such leave of absence. If the participant has not returned to regular non-temporary employment by the close of business on the 90th day of such leave of absence, he or she will be considered to have terminated employment for purposes of the ESPP.

        Shares purchased under the ESPP will be issued from our authorized but unissued or reacquired shares, including Shares purchased on the open market. We will pay all fees and expenses incurred, excluding individual federal, state, local or other taxes, in connection with the ESPP.

        An employee's rights under the ESPP belong to the employee alone and may not be transferred or assigned to any other person during the employee's lifetime.

Certain Tax Effects of Plan Participation

        The following summary is intended only as a guide to the current United States federal income tax consequences of participation under the ESPP and does not purport to address all of the federal or other tax consequences that may be applicable to any particular participant. Participants are urged to consult with their personal tax advisors concerning the application of the principles discussed below to their own situations and the application of state and local laws.

        The ESPP is not subject to either the Employee Retirement Income Security Act of 1974 or Section 401(a) of the Code.

        Amounts deducted from a participant's pay under the ESPP are part of a participant's regular compensation and remain subject to federal, state and local income and employment taxes. A participant in the ESPP will not be subject to federal income tax when the participant elects to participate in the ESPP or when the participant purchases shares of our common stock under the ESPP. Instead, the participant will become subject to tax upon the earlier of the following: (1) the year in which the participant makes a sale or other disposition of the shares; or (2) the year of the participant's death if he or she has not made a sale or other disposition of the Shares. The rules for determining the amount of taxable ordinary income (as opposed to capital gain) to be reported in the participant's federal income tax return for that year are summarized below.

        Generally, in order to meet the requirements for beneficial tax treatment under Section 423 of the Code, a participant must not dispose of Shares within two years after the date such Shares were transferred to the participant under the ESPP. If the participant disposes of the Shares after the expiration of this required holding period, he or she must include in taxable income at the time of disposition of the Shares (or in the event of his or her death while still holding the shares, his or her estate must include), the lesser of (i) 5% of the fair market value of the Shares on the first day of the offering period, or (ii) the amount, if any, by which the market value of the shares at the time of such disposition or death exceeds the purchase price; any balance is taxable at a long term capital gain. If the participant disposes of the Shares before the expiration of the required holding period, he or she must include in taxable income at the time of disposition of the Shares the amount by which the market value of the Shares on the purchase date exceeds the purchase price of the Shares. This amount must be reported as ordinary income even if the participant made no profit or realized a loss on the sale of the Shares or gave them away as a gift.

        When the participant reports ordinary income as described above, the amount so reported is added to the purchase price of the Shares and this sum becomes his or her "basis" for the Shares for the purpose of determining capital gain or loss on a sale or exchange of the Shares. There are special rules regarding the tax basis of a person who is given the Shares by the participant and the tax basis of the participant's estate for shares acquired by it as a result of his or her death. We will not generally be entitled to a deduction with respect to stock purchased under the ESPP; however, if the participant must report ordinary income because of a disposition of the shares prior to the expiration of the required holding period, we will be entitled to a deduction from its income in an amount equal to the ordinary income the participant is required to report in his or her income tax return.

Amendment and Termination of the ESPP

        Our board of directors (or committee, if applicable) has the right to amend, modify or terminate the ESPP at any time without notice, provided that upon any termination, all Shares or unapplied payroll deductions will be distributed to participants, and provided further, that no amendment will affect the right of a participant to receive his or her proportionate interest in the shares or unapplied payroll deductions. Upon any amendment of the ESPP, stockholder approval will be obtained if required by law.

        The above description is a partial summary of material provisions of our ESPP. This summary is qualified in its entirety by reference to the full text of the plan which appears as Appendix B attached to this proxy statement.

Required Vote

        The approval of our Employee Stock Purchase Plan requires the affirmative vote of a majority of votes cast on this matter at the Annual Meeting.

The board of directors recommends a vote
FOR the approval of our Employee Stock Purchase Plan

PROPOSAL NO. 3

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Our audit committee has selected BDO Seidman, LLP ("BDO") as our independent registered public accounting firm to perform the audit of our consolidated financial statements for fiscal year 2006. Representatives of BDO will be present at the Annual Meeting, will be given an opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions from shareholders.

        In deciding to engage BDO, our audit committee noted that there were no auditor independence issues raised with BDO.

        Our audit committee reviews audit and non-audit services performed by BDO, as well as the fees charged by BDO for such services. In its review of non-audit service fees, the audit committee considers, among other things, the possible effect of the performance of such services on the auditor's independence. Additional information concerning the audit committee and its activities with BDO can be found in the following sections of this proxy statement: "Board Committees: Audit Committee," at page 11 and "Report of the Audit Committee of the Board of Directors" at page 28.

Pre-Approval Policy and Procedures

        All services provided by BDO Seidman, LLP were pre-approved by our audit committee, which concluded that the provision of such services by BDO Seidman, LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. Our audit committee has adopted a pre-approval policy for services provided by the independent registered public accounting firm. Under the policy, our audit committee has pre-approved the provision by the independent registered public accounting firm of services that fall within specified categories (such as statutory audits or financial audit work for subsidiaries, services associated with SEC registration statements and consultations by management as to accounting interpretations) but only up to specified dollar amounts. Any services that exceed the pre-approved dollar limits, or any services that fall outside of the general pre-approved categories, require specific pre-approval by the audit committee. If our audit committee delegates pre-approval authority to one or more of its members, the member would be required to report any pre-approval decisions to our audit committee at its next meeting.

BDO Fees

        The following table sets forth approximate aggregate fees billed to us for 2005 and 2004 by BDO Seidman, LLP:

Fees	2005	2004
Audit Fees(1)	$164,000	$82,120
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$1,860	$22,750
All Other Fees(4)	$1,050,685	$0
Total Fees	$1,216,545	$104,870

(1)
Audit fees include fees for the audit of management's assessment of the effectiveness of internal controls over financial reporting as required by Section 404 of the Sarbanes-Oxley Act, review of the consolidated financial statements in our quarterly reports on Form 10-Q, and fees for services that are normally provided by an independent auditor in connection with statutory and regulatory filings.

(2)
Audit related fees include fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of our financial statements. We did not incur any costs for audit related fees in 2005 or 2004.

(3)
Tax fees consisted of fees for services related to tax compliance and reporting and tax consulting.

(4)
All other fees for year 2005 consisted principally of services in connection with our initial public offering.

Required Vote

        The ratification of the selection of BDO Seidman, LLP requires the affirmative vote of a majority of votes cast on this matter at the Annual Meeting.

The board of directors recommends a vote
FOR the ratification of the selection of BDO Seidman, LLP.

Shareholder Proposals for the 2007 Annual Meeting of Shareholders

        Shareholder proposals submitted to us pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 for inclusion in our proxy statement and form of proxy for our 2007 annual meeting of shareholders must be received by us no later than December 14, 2006 and must comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission.

        In accordance with our current bylaws, for a proposal of a shareholder to be raised from the floor and presented at our 2007 annual meeting of shareholders, other than a shareholder proposal intended to be included in our proxy statement and submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, a shareholder's notice must be delivered to, or mailed and received at, our principal executive offices, together with all supporting documentation required by our bylaws, (A) not prior to February 16, 2007 nor later than March 18, 2007 or (B) in the event that the 2007 annual meeting of shareholders is held prior to April 17, 2007 or after July 16, 2007, notice by the shareholder must be so received not earlier than February 16, 2007 and not later than March 18, 2007 or prior to the 15th day following the day on which public announcement of the date of the meeting is first made. Shareholder proposals should be addressed to our Secretary, Kenexa Corporation, 650 East Swedesford Road, 2nd Floor, Wayne, Pennsylvania, 19087.

Other Business

        Our board of directors does not presently intend to bring any other business before the meeting, and, so far as is known to our board of directors, no matters are to be brought before the meeting except as specified in the Notice of Annual Meeting. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Annual Reports

        Copies of our annual report on Form 10-K for the year ended December 31, 2005, are being furnished with this proxy statement to shareholders of record as of the record date for the annual meeting, including the consolidated financial statements and footnotes, a financial schedule and a list of exhibits, as filed with the Securities and Exchange Commission. Our annual report on Form 10-K is also available on our website at http://www.kenexa.com/invest_annualreports.htm.

APPENDIX A

CHARTER OF THE
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
OF
KENEXA CORPORATION

I.
ORGANIZATION

A.
Membership

        The Audit Committee (the "Committee") shall consist of at least three members of the Board of Directors (the "Board") of Kenexa Corporation (the "Company"). Each Committee member shall meet the independence requirements of The Nasdaq Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission ("SEC"). Accordingly:

  •
  Each member of the Committee must be an independent, non-executive director, free from any relationship that, in the judgment of the Board, may interfere with the exercise of the member's independence;

  •
  Each member of the Committee must not receive any payments from the Company other than in such member's capacity as a director;

  •
  Each member of the Committee must be financially literate;

  •
  Each member must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the previous three years; and

  •
  At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in such individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

        Membership on the Committee shall be determined annually by the Board upon the recommendation of the Committee. Unless a Chairman of the Committee is elected by the full Board, the members of the Committee may designate a Chairman of the Committee by majority vote of the full Committee membership. Should any member of the Committee cease to be independent, such member shall immediately resign his or her membership on the Committee. The Board of Directors may remove a member of the Committee at any time with or without cause. In the case of a vacancy on the Committee, the Board may appoint an independent director to fill the vacancy for the remainder of the term.

  B.
  Meetings

        The Committee shall meet at such times and from time to time as it deems to be appropriate, but not less than quarterly. Members of the Committee may attend a meeting by telephone conference. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent public accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

        Except as otherwise provided by statute or this Charter, a majority of the incumbent members of the Committee shall be required to constitute a quorum for the transaction of business at any meeting, and the act of a majority of the Committee members present and voting at any meeting at which a quorum is present shall be the act of the Committee. Minutes of each meeting of the Committee shall be reduced to writing. The Committee shall report to the Board at the first Board meeting following each such Committee meeting. The Committee may also act by unanimous written consent without a meeting.

        As part of its job to foster open communication, the Committee should meet, whenever deemed appropriate by the Committee, with management and the independent public accountants in separate sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should meet with the independent public accountants and management quarterly to review the Company's financial statements and related materials as described below.

II.
PURPOSE

        The primary purpose of the Committee is to assist the Board in undertaking and fulfilling its oversight responsibilities in connection with: (a) reviewing the financial reports and other financial information prepared by the Company for submission to any governmental or regulatory body or the public and monitoring the integrity of such financial reports; (b) reviewing the Company's systems of internal controls established for finance, accounting, legal compliance and ethics; (c) reviewing the Company's accounting and financial reporting processes generally and the audits of the financial statements of the Company; (d) monitoring compliance with legal regulatory requirements; (e) monitoring the independence and performance of the Company's independent public accountants; and (f) providing effective communication among the Board, senior and financial management and the Company's independent public accountants.

        In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full power and all necessary resources to retain special legal, accounting or other consultants to advise the Committee.

III.
RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

        The Company's independent public accountants shall be accountable to the Committee, and the Committee shall have sole authority to select, evaluate and replace the Company's independent public accountants. The Committee shall be directly responsible for the compensation and oversight of the work of the independent public accountant (including resolution of disagreements between management and the independent public accountant regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent public accountant shall report directly to the Committee. The Committee will ascertain that the independent public accountants will be available to the full Board at least annually (and more frequently if deemed appropriate by the Committee) to provide the Board with a timely analysis of significant financial reporting issues. The Committee will not engage the independent public accountants to perform any services set forth in Section 10(A)(g) of the Exchange Act.

IV.
RESPONSIBILITIES

        The following functions are the common recurring activities of the Committee in carrying out its oversight role. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

        A.    Hold such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Committee or at the request of the independent public accountants or management.

        B.    Review with management and the independent public accountants the audited financial statements and related footnotes, and the clarity of the disclosures in the financial statements, to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K) prior to the filing of the Form 10-K (and, to the extent practicable, prior to the annual earnings release), including a review of major issues regarding accounting and auditing principles and practices and any related party transactions as well as the adequacy of internal controls that could significantly affect the Company's financial statements, and review and consider with the independent public accountants the matters required to be discussed by Statement on Auditing Standards ("SAS") 61.

        C.    Review with management and the independent public accountants their judgments about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity and transparency of the disclosures in the financial statements.

        D.    Prepare the report required by the rules of the SEC regarding the Committee, to be included in the Company's annual proxy statement. The Committee will include a statement within such report on whether the Committee has recommended that the financial statements be included in the Form 10-K. The Committee should also ensure that a copy of the Committee's Charter is included within the Company's proxy statement at least once every three years.

        E.    Discuss with the independent public accountants and management whether the Company's quarterly financial statement as well as significant events, transactions and changes in accounting estimates were considered by the independent public accountants (after performing their required quarterly review) to have affected the quality of the Company's financial reporting. Such review will occur prior to the Company's filing of the Form 10-Q and, to the extent practicable, prior to the quarterly earnings release.

        F.     Review the Company's disclosures contained in "Management's Discussion and Analysis of Financial Condition and Results of Operations," in the Company's Annual Report on Form 10-K, Quarterly Report on Form 10-Q or other pertinent form, as applicable.

        G.    Review the Company's earnings press releases, including the use of "pro-forma" or "adjusted" non-GAAP information (subject to compliance with law and applicable SEC rules, including Regulation G), as well as other publicly disclosed financial information and earnings guidance, and discuss any of the foregoing with management to the extent desired by any member of the Committee. Such discussion may be general in nature (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

        H.    Meet periodically with management and the independent public accountants to review the Company's major financial risk exposures and the steps taken to monitor and control such exposures.

        I.     Discuss with management and the independent public accountants the effect of regulatory and accounting initiatives, including pronouncements by the Financial Accounting Standards Board, the SEC and other agencies or bodies, on the Company's financial statements.

        J.     Review disclosures made to the Committee by the Company's Chief Executive Officer and Chief Financial Officer, or the Company's disclosure committee or any member thereof, during their certification process for the Form 10-K or Form 10-Q, as appropriate, about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

        K.    Review and discuss quarterly reports from the independent public accountants regarding:

    a.
    all critical accounting policies and practices to be used;

    b.
    all alternative disclosures and treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent public accountant; and

    c.
    all material written communications between the independent public accountant and management, such as any management letter or schedule of unadjusted differences.

        L.    Obtain from the independent public accountants their recommendation regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and the correction of controls deemed to be deficient. After the completion of the audit, the Committee shall review with the independent public accountants any problems or difficulties the independent public accountants may have encountered.

        M.   Receive a formal written statement from the independent public accountants regarding relationships between the independent public accountants and the Company, consistent with Independence Standards Board Standard Number 1. The Committee shall also discuss with the independent public accountants any such disclosed relationships and their impact on the independent public accountant's objectivity and independence. The Committee shall take appropriate action to ensure the continuing objectivity and independence of the independent public accountants.

        N.    Pre-approve all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Company by its independent public accountant in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Committee's responsibilities under the Securities Exchange Act of 1934 to the Company's management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Committee prior to the completion of the audit). The Chairman of the Committee will have the authority to grant pre-approvals of audit and permissible non-audit services by the independent public accountants, provided that all pre-approvals by the Chairman must be presented to the full Committee at its next scheduled meeting. The Company will provide for appropriate funding as determined by the Committee, for payment of compensation to the independent public accountants and to any consultants, experts or advisors engaged by the Committee.

        O.    Adopt procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

        P.     Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure the continuing independence of the Company's independent public accountants, it is appropriate to adopt a policy of rotating the independent public accountants itself on a regular basis.

        Q.    Recommend to the Board policies for the Company's hiring of employees or former employees of the independent public accountant who participated in any capacity in the audit of the Company.

        R.    Review with the Company's counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

        S.     Periodically review, and make any appropriate recommendations to the Board concerning updates or changes to, the Company's Code of Business Conduct and Ethics, and ensure that management has established a system to enforce the Code. Review the procedures established by the Company that monitor the compliance by the Company with the Code by directors, officers and employees, and compliance with its loan and indenture covenants and restrictions.

        T.     Review and approve any transactions between the Company and related parties.

        U.    Conduct or authorize investigation into any matters within the Committee's scope of responsibilities with full access to all books, records, facilities and personnel of the company and direct access to the independent public accountants. The Committee has the ability to retain, at the Committee's request, special legal, accounting or other consultants, experts or advisors it deems necessary in the performance of its duties.

        V.     Consider such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the audit of the Company, as the Committee may, in its discretion, determine to be advisable.

        W.    Review and reassess the adequacy of this Committee and its Charter not less than annually and recommend any proposed changes to the Board for consideration and approval.

        Although the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with the generally accepted accounting principles. This is the responsibility of management and the independent public accountants.

        The Committee recognizes that the Company's management is responsible for preparing the Company's financial statements, and the independent public accountants are responsible for auditing or reviewing those financial statements in compliance with applicable law. The Committee also recognizes that management of the Company and the independent public accountants have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibility, the Committee will not provide any special assurances as to the Company's financial statements or any professional certification as to the independent public accountants' work. In addition, it is not the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent public accountants, or to assure compliance with laws and regulations.

V.
AUTHORITY

        The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate outside counsel or other experts or consultants, as it deems appropriate, including sole authority to approve the firms' fees and other retention terms. The Committee will be provided with appropriate funding by the Company, as the Committee determines, for the payment of compensation to the Company's independent auditor, outside counsel and other advisors as it deems appropriate, and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

        The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

APPENDIX B

KENEXA CORPORATION
2006 EMPLOYEE STOCK PURCHASE PLAN

1.    Purpose.

        The Kenexa Corporation 2006 Employee Stock Purchase Plan (the "Plan") is intended to encourage and facilitate the purchase of Shares of the common stock of Kenexa Corporation (the "Company") by employees of the Company and any Participating Companies, thereby providing employees with a personal stake in the Company and a long range inducement to remain in the employ of the Company and Participating Companies. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

2.    Definitions.

        (a)   "Account" means a bookkeeping account established by the Committee on behalf of a Participant to hold Payroll Deductions.

        (b)   "Approved Leave of Absence" means a leave of absence that has been approved by the applicable Participating Company in such a manner as the Board may determine from time to time.

        (c)   "Board" means the Board of Directors of the Company.

        (d)   "Business Day" means a day on which national stock exchanges and the NASDAQ System are open for trading.

        (e)   "Code" means the Internal Revenue Code of 1986, as amended.

        (f)    "Committee" means the Committee appointed pursuant to Section 14 of the Plan.

        (g)   "Company" means Kenexa Corporation.

        (h)   "Compensation" means the regular base salary paid to a Participant by one or more Participating Company during such individual's period of participation in the Plan, plus any pre-tax contributions made by the Participant to any cash-or-deferred arrangement that meets the requirements of section 401(k) of the Code or any cafeteria benefit program that meets the requirements of section 125 of the Code, now or hereafter established by any Participating Company. The following items of compensation shall not be included in Compensation: (i) all overtime payments, bonuses, commissions (other than those functioning as base salary equivalents), profit-sharing distributions and other incentive-type payments and (ii) any and all contributions (other than contributions subject to sections 401(k) and 125 of the Code) made on the Participant's behalf by a Participating Company under any employee benefit or welfare plan now or hereafter established..

        (i)    "Election Form" means the form acceptable to the Committee which an Employee shall use to make an election to purchase Shares through Payroll Deductions pursuant to the Plan.

        (j)    "Eligible Employee" means an Employee who meets the requirements for eligibility under Section 3 of the Plan.

        (k)   "Employee" means any person, including an officer, whose wages and other salary is required to be reported by a Participating Company on Internal Revenue Service Form W-2 for federal income tax purposes.

        (l)    "Enrollment Date" means, with respect to a given Offering Period, a date established from time to time by the Committee or the Board, which shall not be later than the first day of such Offering Period.

        (m)  "Fair Market Value" means the closing price per Share on the principal national securities exchange on which the Shares are listed or admitted to trading or, if not listed or traded on any such exchange, on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if not listed or traded on any such exchange or system, the fair market value as reasonably determined by the Board, which determination shall be in accordance with the standards set forth in Treasury Regulation §1.421-1(e)(2) and shall be conclusive.

        (n)   "Five Percent Owner" means an Employee who, with respect to a Participating Company, is described in Section 423(b) of the Code.

        (o)   "Offering" means an offering of Shares to Eligible Employees pursuant to the Plan.

        (p)   "Offering Commencement Date" means the first Business Day on or after December 1 or the first Business Day on or after June 1 of each year.

        (q)   "Offering Period" means the period extending from an Offering Commencement Date through the following Offering Termination Date.

        (r)   "Offering Termination Date" means the earlier of the last Business Day in the period ending each May 31 and November 30 immediately following an Offering Commencement Date.

        (s)   "Option Price" means, with respect to a particular Offering Period, an amount equal to 95% of the Fair Market Value per Share determined on the Offering Termination Date, or if such date is not a trading day, then on the next trading day thereafter.

        (t)    "Participant" means an Employee who meets the requirements for eligibility under Section 3 of the Plan and who has timely delivered an Election Form to the Committee.

        (u)   "Participating Company" means, as identified on Schedule A, the Company and subsidiaries of the Company, within the meaning of Section 424(f) of the Code, if any, that are approved by the Board from time to time in its sole discretion as eligible to participate in the Plan.

        (v)   "Payroll Deductions" means amounts withheld from a Participant's Compensation pursuant to the Plan, as described in Section 5 of the Plan.

        (w)  "Plan" means Kenexa Corporation 2006 Employee Stock Purchase Plan, as set forth in this document, and as may be amended from time to time.

        (x)   "Plan Termination Date" means the earlier of: (1) the Offering Termination Date for the Offering in which the maximum number of Shares specified in Section 4 of the Plan have been issued pursuant to the Plan; or (2) the date as of which the Board chooses to terminate the Plan as provided in Section 15 of the Plan.

        (y)   "Shares" means shares of common stock of the Company, $.01 par value per Share.

        (z)   "Successor-in-Interest" means the Participant's executor or administrator, or such other person or entity to whom the Participant's rights under the Plan shall have passed by will or the laws of descent and distribution.

        (aa) "Termination Form" means the form acceptable to the Committee which an Employee shall use to withdraw from an Offering pursuant to Section 8 of the Plan.

3.    Eligibility and Participation.

        (a)    Initial Eligibility.    Except as provided in Section 3(b) of the Plan, each individual who is an Employee on an Offering Commencement Date shall be eligible to participate in the Plan with respect to the Offering that commences on that date.

        (b)    Ineligibility.    An Employee shall not be eligible to participate in the Plan if such Employee:

    (1)
    is a Five Percent Owner;

    (2)
    has not customarily worked more than 20 hours per week during a 24-consecutive-month period ending on the last day of the month immediately preceding the effective date of an election to purchase Shares pursuant to the Plan; or

    (3)
    is restricted from participating under Section 3(d) of the Plan.

        (c)    Leave of Absence.    An Employee on an Approved Leave of Absence shall be eligible to participate in the Plan, subject to the provisions of Sections 5(d) and 8(d) of the Plan. An Approved Leave of Absence shall be considered active employment for purposes of Sections 3(b)(2) and 3(b)(3) of the Plan.

        (d)    Restrictions on Participation.    Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option to participate in the Plan if:

    (1)
    immediately after the grant, such Employee would be a Five Percent Owner; or

    (2)
    such option would permit such Employee's rights to purchase stock under all employee stock purchase plans of the Participating Companies which meet the requirements of Section 423(b) of the Code to accrue at a rate which exceeds $25,000 in fair market value (as determined pursuant to Section 423(b)(8) of the Code) for each calendar year in which such option is outstanding.

        (e)    Commencement of Participation.    An Employee who meets the eligibility requirements of Sections 3(a) and 3(b) of the Plan and whose participation is not restricted under Section 3(d) of the Plan shall become a Participant by completing an Election Form and filing it with the Committee on or before the applicable Enrollment Date. Payroll Deductions for a Participant shall commence on the applicable Offering Commencement Date when his or her authorization for Payroll Deductions becomes effective, and shall end on the Plan Termination Date, unless sooner terminated by the Participant pursuant to Section 8 of the Plan. Notwithstanding the foregoing sentence, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(d) of the Plan, a Participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period; provided, that such Payroll Deductions shall recommence at the rate as provided in such Participant's Enrollment Form at the beginning of the first Offering Period that is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 8 of the Plan.

4.    Shares Per Offering.

        The Plan shall be implemented by a series of Offerings that shall terminate on the Plan Termination Date. Offerings shall be made with respect to Compensation payable for each Offering Period occurring on or after adoption of the Plan by the Board and ending with the Plan Termination Date. Shares available for any Offering shall be the difference between the maximum number of Shares that may be issued under the Plan, as determined pursuant to Section 10(a) of the Plan, for all of the Offerings, less the actual number of Shares purchased by Participants pursuant to prior Offerings. If the total number of Shares for which options are exercised on any Offering Termination Date exceeds the maximum number of Shares available, the Committee shall make a pro rata allocation of Shares available for delivery and distribution in as nearly a uniform manner as practicable, and as it shall determine to be fair and equitable, and the unapplied Account balances shall be returned to Participants as soon as practicable following the Offering Termination Date.

5.    Payroll Deductions.

        (a)    Amount of Payroll Deductions.    An Eligible Employee who wishes to participate in the Plan shall file an Election Form (authorizing payroll deductions) with the Committee prior to the applicable Enrollment Date.

        (b)    Participants' Accounts.    All Payroll Deductions with respect to a Participant pursuant to Section 5(a) of the Plan shall commence on the first payroll following the Enrollment Date and shall end of the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 8. All Payroll Deductions will be credited to the Participant's Account under the Plan. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Company and used for general corporate purposes.

        (c)    Changes in Payroll Deductions.    A Participant may discontinue his participation in the Plan as provided in Section 8(a) of the Plan, but no other change can be made during an Offering Period, including, but not limited to, changes in the amount of Payroll Deductions for such Offering. A Participant may change the amount of Payroll Deductions for subsequent Offerings by giving written notice of such change to the Committee on or before the applicable Enrollment Date for such Offering Period.

        (d)    Leave of Absence.    A Participant who goes on an Approved Leave of Absence before the Offering Termination Date after having filed an Election Form with respect to such Offering may:

    (1)
    withdraw the balance credited to his or her Account pursuant to Section 8(b) of the Plan;

    (2)
    discontinue contributions to the Plan but remain a Participant in the Plan through the earlier of (i) the Offering Termination Date or (ii) the close of business on the 90th day of such Approved Leave of Absence unless such Employee shall have returned to regular non-temporary employment before the close of business on such 90th day;

    (3)
    remain a Participant in the Plan during such Approved Leave of Absence through the earlier of (i) the Offering Termination Date or (ii) the close of business on the 90th day of such Approved Leave of Absence unless such Employee shall have returned to regular non-temporary employment before the close of business on such 90th day, and continue the authorization for the Participating Company to make Payroll Deductions for each payroll period out of continuing payments to such Participant, if any.

6.    Granting of Options.

        On each Offering Termination Date, each Participant shall be deemed to have been granted an option to purchase a minimum of one (1) Share and a maximum number of Shares that shall be a number of whole Shares equal to the quotient obtained by dividing the balance credited to the Participant's Account as of the Offering Termination Date, by the Option Price.

7.    Exercise of Options.

        (a)    Automatic Exercise.    With respect to each Offering, a Participant's option for the purchase of Shares granted pursuant to Section 6 of the Plan shall be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering.

        (b)    Fractional Shares and Minimum Number of Shares.    Fractional Shares shall not be issued under the Plan. Amounts credited to an Account remaining after the application of such Account to the exercise of options for a minimum of one (1) full Share shall be credited to the Participant's Account for the next succeeding Offering, or, at the Participant's election, returned to the Participant as soon as practicable following the Offering Termination Date, without interest.

        (c)    Transferability of Option.    No option granted to a Participant pursuant to the Plan shall be transferable other than by will or by the laws of descent and distribution, and no such option shall be exercisable during the Participant's lifetime other than by the Participant.

        (d)    Delivery of Certificates for Shares.    The Company shall deliver certificates for Shares acquired on the exercise of options during an Offering Period as soon as practicable following the Offering Termination Date.

8.    Withdrawals.

        (a)    Withdrawal of Account.    A Participant may elect to withdraw the balance credited to the Participant's Account by providing a Termination Form to the Committee at any time before the Offering Termination Date applicable to any Offering.

        (b)    Amount of Withdrawal.    A Participant may withdraw all, but not less than all, of the amounts credited to the Participant's Account by giving a Termination Form to the Committee. All amounts credited to such Participant's Account shall be paid as soon as practicable following the Committee's receipt of the Participant's Termination Form, and no further Payroll Deductions will be made with respect to the Participant.

        (c)    Termination of Employment.    Upon termination of a Participant's employment for any reason other than death, including termination due to disability or continuation of a leave of absence beyond 90 days, all amounts credited to such Participant's Account shall be returned to the Participant. In the event of a Participant's (1) termination of employment due to death or (2) death after termination of employment but before the Participant's Account has been returned, all amounts credited to such Participant's Account shall be returned to the Participant's Successor-in-Interest.

        (d)    Leave of Absence.    A Participant who is on an Approved Leave of Absence shall, subject to the Participant's election pursuant to Section 5(d) of the Plan, continue to be a Participant in the Plan until the earlier of (i) the end of the first Offering ending after commencement of such Approved Leave of Absence or (ii) the close of business on the 90th day of such Approved Leave of Absence unless such Employee shall have returned to regular non-temporary employment before the close of business on such 90th day. A Participant who has been on an Approved Leave of Absence for more than 90 days shall not be eligible to participate in any Offering that begins on or after the commencement of such Approved Leave of Absence so long as such leave of absence continues.

9.    Interest.

        No interest shall be paid or allowed with respect to amounts paid into the Plan or credited to any Participant's Account.

10.    Shares.

        (a)    Maximum Number of Shares.    No more than 1,500,000 Shares may be issued under the Plan. Such Shares shall be authorized but unissued or reacquired Shares of the Company, including Shares purchased on the open market. The number of Shares available for any Offering and all Offerings shall be adjusted if the number of outstanding Shares of the Company is increased or reduced by split-up, reclassification, stock dividend or the like. All Shares issued pursuant to the Plan shall be validly issued, fully paid and nonassessable.

        (b)    Participant's Interest in Shares.    A Participant shall have no interest in Shares subject to an option until such option has been exercised.

        (c)    Registration of Shares.    Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant.

        (d)    Restrictions on Exercise.    The Board may, in its discretion, require as conditions to the exercise of any option such conditions as it may deem necessary to assure that the exercise of options is in compliance with applicable securities laws.

11.    Expenses.

        The Participating Companies shall pay all fees and expenses incurred (excluding individual Federal, state, local or other taxes) in connection with the Plan. No charge or deduction for any such expenses will be made to a Participant upon the termination of his or her participation under the Plan or upon the distribution of certificates representing Shares purchased with his or her contributions.

12.    Taxes.

        The Participating Companies shall have the right to withhold from each Participant's Compensation an amount equal to all Federal, state, city or other taxes as the Participating Companies shall determine are required to be withheld by them in connection with the grant, exercise of the option or disposition of Shares. In connection with such withholding, the Participating Companies may make any such arrangements as are consistent with the Plan as it may deem appropriate, including the right to withhold from Compensation paid to a Participant other than in connection with the Plan and the right to withdraw such amount from the amount standing to the credit of the Participant's Account.

13.    Plan and Contributions Not to Affect Employment.

        The Plan shall not confer upon any Eligible Employee any right to continue in the employ of the Participating Companies.

14.    Administration.

        The Plan shall be administered by the Board, which may delegate responsibility for such administration to a committee of the Board (the "Committee"). If the Board fails to appoint the Committee, any references in the Plan to the Committee shall be treated as references to the Board. The Board, or the Committee, shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations deemed necessary or advisable in administering the Plan, with or without the advice of counsel. The determinations of the Board or the Committee on the matters referred to in this paragraph shall be conclusive and binding upon all persons in interest.

15.    Amendment and Termination.

        The Board may terminate the Plan at any time and may amend the Plan from time to time in any respect; provided, however, that upon any termination of the Plan, all Shares or Payroll Deductions (to the extent not yet applied to the purchase of Shares) under the Plan shall be distributed to the Participants, provided further, that no amendment to the Plan shall affect the right of a Participant to receive his or her proportionate interest in the Shares or his or her Payroll Deductions (to the extent not yet applied to the purchase of Shares) under the Plan, and provided further, that the Company may seek shareholder approval of an amendment to the Plan if such approval is determined to be required by or advisable under the regulations of the Securities or Exchange Commission or the Internal Revenue Service, the rules of any stock exchange or system on which the Shares are listed or other applicable law or regulation.

16.    Effective Date.

        The Plan shall be effective on July 15, 2006.

17.    Government and Other Regulations.

        (a)    In General.    The purchase of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required.

        (b)    Securities Law.    The Committee shall have the power to make each grant under the Plan subject to such conditions as it deems necessary or appropriate to comply with the then-existing requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, including Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission.

18.    Non-Alienation.

        No Participant shall be permitted to assign, alienate, sell, transfer, pledge or otherwise encumber his interest under the Plan prior to the distribution to him of Share certificates. Any attempt at assignment, alienation, sale, transfer, pledge or other encumbrance shall be void and of no effect.

19.    Notices.

        Any notice required or permitted hereunder shall be sufficiently given only if delivered personally, telecopied, or sent by first class mail, postage prepaid, and addressed:

          If to the Company:

      Kenexa Corporation
      650 East Swedesford Road
      2nd Floor
      Wayne, PA 19087
      Attention: Employee Stock Purchase Plan Committee

  or any other address provided pursuant to written notice.

          If to the Participant:    At the address on file with the Company from time to time, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.

20.    Successors.

        The Plan shall be binding upon and inure to the benefit of any successor, successors or assigns of the Company.

21.    Severability.

        If any part of this Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of this Plan which shall continue in full force and effect.

22.    Acceptance.

        The election by any Eligible Employee to participate in this Plan constitutes his or her acceptance of the terms of the Plan and his or her agreement to be bound hereby.

23.    Applicable Law.

        This Plan shall be construed in accordance with the law of the Commonwealth of Pennsylvania, to the extent not preempted by applicable Federal law.

SCHEDULE A

Participating Companies

Kenexa Corporation

KENEXA CORPORATION
Admission Ticket

Kenexa Corporation 2006 Annual Meeting of
Shareholders

May 17, 2006
8:00 a.m., Central Daylight Time

The Cornhusker, a Marriott Hotel
333 South 13th Street
Lincoln, Nebraska 68508

KENEXA CORPORATION
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
MAY 17, 2006

The undersigned shareholder of Kenexa Corporation (the "Company") hereby appoints Rudy S. Karsan and Donald F. Volk, and each of them acting individually, with full power of substitution, the true and lawful attorneys, agents and proxy holders of the undersigned, to represent and vote, as specified herein and in their discretion upon such other matters as may properly come before the meeting, all of the shares of the common stock of the Company held of record by the undersigned on April 6, 2006, at the annual meeting of shareholders of the Company to be held on May 17, 2006 (the "Annual Meeting") at 8:00 a.m. (CDT) at The Cornhusker, a Marriott Hotel, 333 South 13th Street, Lincoln, Nebraska, and any adjournments or postponements thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED.

IN THE ABSENCE OF DIRECTION, THE SHARES WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

Item 1. To elect to the Board of Directors for a three-year term expiring at the 2009 Annual Meeting, the two (2) nominees listed below:

NOMINEES: 01—Troy A. Kanter and 02—Renee B. Booth.

  ☐ FOR ALL NOMINEES
  ☐WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

(Instruction: To withhold authority to vote for any individual nominee, write the name of such nominee in the space provided below.)

Item 2. To adopt the Kenexa Corporation 2006 Employee Stock Purchase Plan.

  ☐ FOR
  ☐ AGAINST
  ☐ ABSTAIN

Item 3. To ratify the selection of BDO Seidman, LLP as the independent public accounting firm to audit the consoli-dated financial statements of the Company and its subsidiaries and the internal controls over financial reporting and management's assessment of the effectiveness of the internal controls over financial reporting for the year ended December 31, 2006.

  ☐ FOR
  ☐ AGAINST
  ☐ ABSTAIN

Please date and sign our Proxy on the reverse side and return it promptly

PLEASE SEE REVERSE FOR PROXY VOTING INSTRUCTIONS

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign and give their full title. If a corporation, please indicate the full corporate name and have an authorized officer sign, stating his or her title. If a partnership, please sign in partnership name and by an authorized person.

Signature:

Signature:

Date:

PLEASE INDICATE WHETHER YOU WILL ATTEND THE ANNUAL MEETING.

I do plan ☐ do not plan ☐ to attend the Annual Meeting.

If you do not plan to attend the annual meeting and do not wish to vote by proxy, then please vote according to the following telephone or Internet instructions:

YOUR VOTE IS IMPORTANT
VOTE TODAY IN ONE OF THREE WAYS:

1.	VOTE BY TELEPHONE: After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to only a few simple prompts. Your vote will be confirmed and cast as directed.
Call toll-free in the U.S. or Canada at 1-866-626-4508 on a touch-tone telephone
OR
2.	VOTE BY INTERNET: Log-on to www.votestock.com Enter your control number printed below Vote your proxy by checking the appropriate boxes Click on "Accept Vote"
OR
3.	VOTE BY MAIL: If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.
YOUR CONTROL NUMBER IS:

«control»

You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.

QuickLinks

  ABOUT THE ANNUAL MEETING
HOW DO I VOTE?
BOARD OF DIRECTORS
STRUCTURE AND PRACTICES OF THE BOARD OF DIRECTORS
  Corporate Governance Policy
  Board Meetings
  Shareholder Communications with the Board of Directors
  Board Attendance at the Annual Meeting
  Independence Determination
  Code of Business Conduct and Ethics.
  Board Committees
  Minimum Qualifications of Directors
  Shareholder Nominations of Directors and Other Business; Recommendations of Nominees
  Compensation Committee Interlocks and Insider Participation
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
STOCK PERFORMANCE GRAPH AND CUMULATIVE TOTAL RETURN
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL NO. 3 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
APPENDIX A CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF KENEXA CORPORATION
APPENDIX B KENEXA CORPORATION 2006 EMPLOYEE STOCK PURCHASE PLAN
KENEXA CORPORATION PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS MAY 17, 2006